The
Prudential
Series Fund, Inc.

[GRAPHIC]

Annual Report to
Contract Owners

Pruco Life's PRUvider(SM)
Pruco Life of New Jersey's PRUvider(SM)

December 31, 1999

IFS-2000-A051731

[LOGO OF PRUDENTIAL INSURANCE COMPANY]

The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

================================================================================

                        The Prudential Series Fund, Inc.

             Average Annual Total Return as of December 31, 1999(1)
--------------------------------------------------------------------------------
                        Six     One   Three    Five    Ten    Since    Inception
                       Months   Year   Years  Years   Years  Inception    Date
--------------------------------------------------------------------------------
Balanced Portfolios

Conservative Balanced   2.55%   6.69%  10.59%  12.30%  10.28%  10.60%     5/83
Flexible Managed        1.15    7.78   11.91   14.60   11.77   11.80      5/83

(1) "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/99. Source: Prudential. Six-month returns not annualized.

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

PRUvider(SM) is issued by Pruco Life Insurance Company, and in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102, and both subsidiaries of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777.

PRUvider(SM) is offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

================================================================================

Standard & Poor's 500 Composite Stock Price Index (S&P 500) comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P 500/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P 500/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

Table of Contents
--------------------------------------------------------------------------------

Letter to Contract Owners ................................................    3
Commentary and Outlook ...................................................  4-7

The Prudential Series Fund, Inc. Portfolios

     Conservative Balanced Portfolio
     Flexible Managed Portfolio

Financial Reports
     Financial Statements ................................................   A1
     Schedule of Investments .............................................   B1
     Notes to Financial Statements .......................................   C1
     Financial Highlights ................................................   D1
     Report of Independent Accountants ...................................   E1

                                 [BLANK PAGE]

Letter To Contract Owners
Year Ended December 31, 1999

[PICTURE]

Chairman
John R. Strangfeld

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable contract in the context of your entire portfolio of investments."

Dear Contract Owner:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A look back at 1999

Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A first glance

The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

Know your own comfort level

People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable contract in the context of your entire portfolio of investments.

Rebalancing your portfolio

After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

The value of professional guidance

Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.

Sincerely,

/s/ John R. Strangfeld

John R. Strangfeld
Chairman
The Prudential Series Fund, Inc.                              January 26, 2000

Equity Commentary

December 31, 1999

Global economic recovery and tech take off
--------------------------------------------------------------------------------
Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

[GRAPH]

Performance of Key Stock Market Indexes
Through December 31, 1999

                               Six Months               1999

S&P 500                           7.7%                  21.0%

S&P 500/BARRAValue               -1.1%                  12.7%

S&P 500/BARRA Growth             15.6%                  28.3%

Russell 2000 Value               -6.4%                  -1.5%

Russell 2000 Growth              26.8%                  43.1%

MSCI World Index Free*           15.1%                  24.8%

MSCI Europe Index*               18.8%                  15.9%

MSCI Japan Index*                33.8%                  61.5%


*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside front cover for benchmark definitions.

The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.

Growth stocks are normally interest rate sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 Smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains
--------------------------------------------------------------------------------

The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (in U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow

Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.

Equity Outlook 2000

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

How long can it continue?
--------------------------------------------------------------------------------
The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
--------------------------------------------------------------------------------
Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

Performance of U.S. Market Sectors Through December 31, 1999

                                    [GRAPH]

                                     Six Months                 1999

Technology                              40.4%                   75.1%
Energy                                  -0.3%                   19.0%
Capital Goods                            8.7%                   28.9%
Utilities                               -9.9%                   -8.9%
Communication Services                   1.7%                   19.1%
Basic Materials                          3.4%                   26.4%
Consumer Cyclicals                       8.9%                   22.3%
Healthcare                              -7.9%                   -8.2%
Consumer Staples                        -4.2%                   -6.3%
Financials                              -7.9%                    4.0%
Transportation                         -18.9%                   -9.7%

Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

A challenging year for U.S. bonds.
--------------------------------------------------------------------------------
This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries, because investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries-- generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high- yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 ...but global growth aided emerging market bonds
--------------------------------------------------------------------------------
Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.

Performance of Fixed-Income Market Indexes Through December 31, 1999

                                    [GRAPH]

                                           Six Months                   1999

Global (U.S. Dollar) Index                    2.3%                      -5.2%
U.S. Mortgage-Backed Securities               1.3%                       1.9%
Emerging Markets                             11.7%                      23.1%
U.S. Treasuries                              -0.1%                      -2.6%
U.S. Aggregate Index                          0.6%                      -0.8%
U.S. Corp. Invest. Grade                      0.3%                      -2.0%
U.S. Municipals                              -1.2%                      -2.1%
U.S. Corporate High Yield                     0.2%                       2.4%

Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

U.S bonds still haunted by rate-hike fears
--------------------------------------------------------------------------------
Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.00%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S. investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
--------------------------------------------------------------------------------
We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to be attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
--------------------------------------------------------------------------------
This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

Prudential Series Fund

Conservative Balanced Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

                                    [GRAPH]

$10,000 Invested Over Ten Years

                    Conservative              Lipper (VIP)            Lehman Gov't./
                 Balanced Portfolio 1     Balanced Funds Avg. 2     Corp. Bond Index 4     S&P 500 Index 3
    89                10,000                    10,000                   10,000                10,000
                      10,336                    10,209                   10,242                10,308
    90                10,527                    10,134                   10,828                 9,689
                      11,386                    10,975                   11,288                11,068
    91                12,535                    12,197                   12,575                12,635
                      12,647                    12,320                   12,888                12,550
    92                13,406                    13,198                   13,528                13,596
                      14,456                    13,983                   14,582                14,257
    93                15,042                    14,678                   15,020                14,963
                      14,691                    14,059                   14,369                14,457
    94                14,896                    14,298                   14,493                15,160
                      16,362                    16,278                   16,203                18,220
    95                17,469                    17,732                   17,282                20,850
                      18,350                    18,525                   16,957                22,953
    96                19,675                    19,933                   17,784                25,634
                      21,208                    21,906                   18,272                30,914
    97                22,322                    23,605                   19,519                34,183
                      24,112                    25,925                   20,333                40,241
    98                24,941                    27,134                   21,368                43,959
                      25,949                    28,972                   20,881                49,400
    99                26,611                    30,228                   20,909                53,205

  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio 1    2.55%    6.69%   10.59%   12.30%    10.28%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg. 2   2.48%    8.58%   14.28%   15.99%    11.65%
--------------------------------------------------------------------------------
S&P 500 Index 3                      7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index 4     0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 6.69% in 1999, well above the average bond return, because this was a strong year for stocks and a very poor one for bonds. It trailed the 8.58% return of the Lipper
(VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than the typical balanced portfolio.

In 1999, stock allocations were kept somewhat above the Portfolio's normal 35%, adding to the benefit of the strong stock market performance. However, the portion of our stocks that were actively managed in a value style substantially trailed the S&P 500, because the index return was boosted by the exceptionally high returns of technology growth stocks. Moreover, the benefit of the larger stock allocation was offset by the impact of shifting most of the normal money market allocation into intermediate bonds. Although the Portfolio's bonds outperformed their intermediate-bond benchmark, 1999 was a very poor year for bonds.


Performance Review
--------------------------------------------------------------------------------
The normal allocation of the Conservative Balanced Portfolio is approximately equal holdings of stocks, bonds and money market instruments. This balance is intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility. For the past several years, we shifted most of the money market allocation to intermediate-term bonds to improve the Portfolio's return. Although that strategy was rewarded in preceding years, 1999 was a particularly poor year for bonds. Our long-term bonds faced only the second year of negative performance for the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) since the index began in 1976. The intermediate-term bonds, though they turned in a positive performance, contributed less than in previous years.

Another poor year for value stocks. A portion of our stocks is managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as that of housing-related Owens Corning (insulation and glass), performed poorly. The insurance industry also had a weak year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any given time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. However, such shifts are made less frequently than in the Flexible Managed Portfolio. The equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style. We continue to invest much of the money market allocation in intermediate bonds.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.


Outlook
--------------------------------------------------------------------------------

[PHOTO]

Portfolio Manager Mark Stumpp

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)
                                                                 as of 12/31/99
                                                                 --------------
Bonds                                                                    56.2%
Stocks                                                                   42.4%
Money Market                                                              1.4%

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock
                                                                 as of 12/31/99
                                                                 --------------
Technology                                                               25.3%
Consumer Growth & Staples                                                21.0%
Industrials                                                              14.9%
Financials                                                               14.6%
Consumer Cyclicals                                                        9.4%
Utilities                                                                 8.6%
Energy                                                                    5.8%
Miscellaneous                                                             0.4%

Sector Breakdown--Bond
                                                                 as of 12/31/99
                                                                 --------------
Corporate Bonds                                                          87.6%
U.S. Treasuries                                                           5.1%
Asset-Backed                                                              4.1%
Short-Term/Cash                                                           1.9%
Equity Securities                                                         1.1%
Miscellaneous                                                             0.2%

Source: Prudential. Holdings subject to change.

Prudential Series Fund
Flexible Managed Portfolio

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.


$10,000 Invested Over Ten Years

                      Flexible             Lipper (VIP)        Lehman Gov't./
                 Managed Portfolio 1     Flexible Avg. 2     Corp. Bond Index 4     S&P 500 Index 3
  89                   10,000                 10,000              10,000                 10,000
                       10,198                 10,266              10,242                 10,308
  90                   10,191                 10,101              10,828                  9,689
                       11,078                 11,230              11,288                 11,068
  91                   12,783                 12,734              12,575                 12,635
                       12,507                 12,749              12,888                 12,550
  92                   13,756                 13,750              13,528                 13,596
                       14,982                 14,597              14,582                 14,257
  93                   15,899                 15,389              15,020                 14,963
                       15,032                 14,771              14,369                 14,457
  94                   15,396                 15,138              14,493                 15,160
                       17,268                 17,286              16,203                 18,220
  95                   19,111                 19,044              17,282                 20,850
                       20,087                 20,122              16,957                 22,953
  96                   21,717                 21,797              17,784                 25,634
                       23,916                 24,141              18,272                 30,914
  97                   25,618                 26,141              19,519                 34,183
                       28,073                 28,951              20,333                 40,241
  98                   28,240                 30,260              21,368                 43,959
                       30,091                 32,174              20,881                 49,400
  99                   30,436                 34,262              20,909                 53,205

  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by
  Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months   1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio 1         1.15%    7.78%   11.91%   14.60%    11.77%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg. 2         5.63%   12.07%   15.17%   17.11%    12.94%
--------------------------------------------------------------------------------
S&P 500 Index 3                      7.70%   21.03%   27.56%   28.54%    18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index 4     0.04%   -2.23%    5.58%    7.44%     7.71%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.


The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities--had an overall return of 7.78%. The gain was a result of the strong performance of stocks in 1999, while the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) had only the second year of negative performance since the Index began in 1976. The Portfolio trailed the 12.07% Lipper (VIP) Flexible Fund Average, primarily because the portion of our stocks that were actively managed in a value style substantially trailed that of the S&P 500.

In addition, our models indicated that stocks were overvalued for much of the year, so we were slightly below our 60% norm and did not participate as fully, as we might have, when markets rose. Although the bond market lost ground overall in 1999, our bond holdings held up considerably better than their benchmark.

Performance Review
--------------------------------------------------------------------------------
A tightly focused market. Our asset pricing model compares the current price of stocks and bonds, considering earnings, earnings growth, and interest rates. In 1999, stocks looked overvalued, but the threat of rising interest rates and a strong enthusiasm for technology stocks pulled investors to the stock market nonetheless. The portion of our portfolio allocated to the broad stock market performed best. We had significant exposure to stocks throughout the period, but had slightly underweighted them relative to our normal position. As a result, the benefit from the rising market was somewhat less than it might have been.

Over the year, rising interest rates pushed down bond prices. Our bond portfolio had a focus on corporate bonds instead of U.S. Treasuries, and the impact of falling interest rates was mostly offset by the higher yields on corporates and by the fact that their prices held up better than those of Treasuries. They began the year being relatively inexpensive because during the financial crisis of 1997-98, investors strongly preferred the greater safety of U.S. government bonds. As the world appeared a safer place, the higher yields on corporates attracted more investors.

Another poor year for value stocks. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as those of housing-related Owens Corning (insulation and glass) and Oakwood (manufactured housing), performed poorly. The insurance industry had a poor year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------
Active asset allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style.

Value investing. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

Bond strategy: no change. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Mark Stumpp

[PHOTO]

On average, stocks are expensive.
"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)

                                                                 as of 12/31/99
                                                                 --------------
Stocks                                                                   57.4%
Bonds                                                                    41.8%
Money Market                                                              0.8%

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock

                                                                 as of 12/31/99
                                                                 --------------
Industrials                                                              21.9%
Consumer Growth & Staples                                                18.6%
Technology                                                               17.9%
Financials                                                               17.0%
Consumer Cyclicals                                                       11.9%
Utilities                                                                 6.5%
Energy                                                                    5.9%
Miscellaneous                                                             0.3%

Sector Breakdown--Bond

                                                                 as of 12/31/99
                                                                 --------------
Corporate Bonds                                                          78.5%
U.S. Treasuries                                                          13.0%
Asset-Backed                                                              5.3%
Short-Term/Cash                                                           1.7%
Equity Securities                                                         1.3%
U.S. Government Agencies                                                  0.2%

Source: Prudential. Holdings subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $4,474,325,684)...................   $4,854,781,493
    Cash.......................................        1,422,807
    Receivable for securities lending,
      income...................................        4,689,111
    Interest and dividends receivable..........       42,739,444
    Receivable for investments sold............          166,868
    Receivable for capital stock sold..........           39,860
                                                  --------------
      Total Assets.............................    4,903,839,583
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      504,046,862
    Payable to investment adviser..............        6,028,201
    Securities lending rebate payable..........        2,965,737
    Payable for investments purchased..........        2,020,467
    Payable for capital stock repurchased......        1,222,854
    Accrued expenses...........................          290,137
    Due to broker -- variation margin..........          125,094
                                                  --------------
      Total Liabilities........................      516,699,352
                                                  --------------
  NET ASSETS...................................   $4,387,140,231
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,856,249
      Paid-in capital, in excess of par........    4,013,577,042
                                                  --------------
                                                   4,016,433,291
    Undistributed net investment income........          392,041
    Distributions in excess of net realized
      gain on investments......................       (9,619,315)
    Net unrealized appreciation on
      investments..............................      379,934,214
                                                  --------------
    Net assets, December 31, 1999..............   $4,387,140,231
                                                  ==============
    Net asset value and redemption price per
      share, 285,624,853 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        15.36
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $286,950 foreign
      withholding tax).........................  $    27,413,849
    Interest...................................      181,248,101
    Income from securities loaned, net.........        1,820,729
                                                 ---------------
                                                     210,482,679
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,195,056
    Shareholders' reports......................          493,000
    Accounting fees............................          260,000
    Custodian's fees and expenses..............          210,000
    Audit fee and expenses.....................           45,000
    Legal fees and expenses....................           21,200
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................           94,076
                                                 ---------------
      Total expenses...........................       26,330,332
    Less: custodian fee credit.................          (80,190)
                                                 ---------------
      Net expenses.............................       26,250,142
                                                 ---------------
  NET INVESTMENT INCOME........................      184,232,537
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          938,110
      Futures..................................         (493,916)
                                                 ---------------
                                                         444,194
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      114,039,471
      Futures..................................       (3,001,308)
                                                 ---------------
                                                     111,038,163
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      111,482,357
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   295,714,894
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   184,232,537       $   200,201,254
    Net realized gain on investments........................           444,194           263,079,117
    Net change in unrealized appreciation on investments....       111,038,163            66,472,901
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       295,714,894           529,753,272
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (183,840,496)         (201,150,300)
    Distributions from net realized capital gains...........       (16,406,123)         (284,059,981)
    Distributions in excess of net realized capital gains...        (9,619,315)                   --
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (209,865,934)         (485,210,281)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,595,334 and 4,155,780 shares,
     respectively]..........................................        54,694,876            64,306,807
    Capital stock issued in reinvestment of dividends and
     distributions [13,845,674 and 32,017,520 shares,
     respectively]..........................................       209,865,934           485,210,281
    Capital stock repurchased [(49,920,477) and (34,980,138)
     shares, respectively]..................................      (759,229,309)         (542,332,348)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (494,668,499)            7,184,740
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (408,819,539)           51,727,731
  NET ASSETS:
    Beginning of year.......................................     4,795,959,770         4,744,232,039
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,387,140,231       $ 4,795,959,770
                                                               ===============       ===============
    (a) Includes undistributed net investment income of.....   $       392,041       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $5,219,625,332)...................   $5,631,103,413
    Cash.......................................        2,947,562
    Interest and dividends receivable..........       36,766,337
    Receivable for securities lending income...        3,251,757
    Receivable for investments sold............          488,542
    Receivable for capital stock sold..........            2,875
                                                  --------------
      Total Assets.............................    5,674,560,486
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      526,881,461
    Payable to investment adviser..............        7,566,477
    Payable for investments purchased..........        5,161,402
    Payable from broker........................        4,214,978
    Securities lending rebate payable..........        2,877,006
    Payable for capital stock repurchased......        1,500,619
    Due from broker -- variation margin........          598,738
    Accrued expenses...........................          495,510
                                                  --------------
      Total Liabilities........................      549,296,191
                                                  --------------
  NET ASSETS...................................   $5,125,264,295
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,904,882
      Paid-in capital, in excess of par........    4,494,235,963
                                                  --------------
                                                   4,497,140,845
    Undistributed net investment income........      168,078,194
    Accumulated net realized gain on
      investments..............................       50,083,953
    Net unrealized appreciation on
      investments..............................      409,961,303
                                                  --------------
    Net assets.................................   $5,125,264,295
                                                  ==============
    Net asset value and redemption price per
      share, 290,488,231 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        17.64
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $611,104 foreign
      withholding tax).........................  $    43,655,429
    Income from securities loaned, net.........        1,727,448
    Interest...................................      155,468,167
                                                 ---------------
                                                     200,851,044
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,532,667
    Shareholders' reports......................          577,000
    Accounting fees............................          240,000
    Custodian's fees and expenses..............          225,000
    Audit fee and expenses.....................           47,000
    Legal fees and expenses....................           22,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................          105,969
                                                 ---------------
      Total expenses...........................       32,761,636
    Less: custodian fee credit.................          (58,367)
                                                 ---------------
      Net expenses.............................       32,703,269
                                                 ---------------
  NET INVESTMENT INCOME........................      168,147,775
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       45,313,528
      Futures..................................       21,714,794
                                                 ---------------
                                                      67,028,322
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      174,886,106
      Futures..................................      (16,638,716)
                                                 ---------------
                                                     158,247,390
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      225,275,712
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   393,423,487
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   168,147,775       $   177,588,088
    Net realized gain on investments........................        67,028,322           513,883,914
    Net change in unrealized appreciation on investments....       158,247,390          (167,145,159)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       393,423,487           524,326,843
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (240,137)         (178,186,396)
    Distributions from net realized capital gains...........       (60,930,102)         (552,345,875)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (61,170,239)         (730,532,271)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,138,333 and 4,188,120 shares,
     respectively]..........................................        53,348,688            74,668,669
    Capital stock issued in reinvestment of dividends and
     distributions [3,554,343 and 43,615,212 shares,
     respectively]..........................................        61,170,239           730,532,271
    Capital stock repurchased [(42,922,625) and (38,796,213)
     shares, respectively]..................................      (731,489,268)         (679,156,218)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (616,970,341)          126,044,722
                                                               ---------------       ---------------
  TOTAL DECREASE IN NET ASSETS..............................      (284,717,093)          (80,160,706)
  NET ASSETS:
    Beginning of year.......................................     5,409,981,388         5,490,142,094
                                                               ---------------       ---------------
    End of year (a).........................................   $ 5,125,264,295       $ 5,409,981,388
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $   168,078,194       $       170,558
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 91.8%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 49.3%                                      (UNAUDITED)     (000)        (000)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.8%
  Litton Industries, Inc.,
    8.00%, 10/15/09 ..............................      Baa2      $   3,300  $    3,286,140
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3           1,900       1,886,928
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Baa3          4,500       4,221,360
  Raytheon Co.,
    5.95%, 03/15/01 ..............................      Baa1         26,900      26,462,337
                                                                             --------------
                                                                                 35,856,765
                                                                             --------------
AIRLINES -- 3.2%
  Continental Airlines, Inc.,
    7.461%, 04/01/15 .............................      Aa3          11,641      11,209,589
    8.00%, 12/15/05 ..............................      Ba2           4,530       4,143,410
  Delta Air Lines, Inc.,
    7.90%, 12/15/09(b) ...........................      Baa3         47,300      46,056,483
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3         46,865      51,323,267
    11.21%, 05/01/14 .............................      Baa3         18,433      22,361,257
                                                                             --------------
                                                                                138,943,326
                                                                             --------------
ASSET-BACKED SECURITIES -- 2.1%
  California Infrastructure,
    6.14%, 03/25/02 ..............................      Aaa           1,091       1,080,166
    6.17%, 03/25/03 ..............................      Aaa           2,000       1,989,840
    6.28%, 09/25/05 ..............................      Aaa           7,000       6,861,960
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          15,000      15,032,700
  Citibank Credit Card Master Trust, Series
    1999-5,
    6.10%, 05/15/08 ..............................       NR          56,500      53,192,490
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 ..............................      Aaa           4,650       4,482,879
  Team Fleet Financing Corp.,
    7.35%, 05/15/03 ..............................      Aa2          11,000      10,961,500
                                                                             --------------
                                                                                 93,601,535
                                                                             --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co.,
    6.375%, 02/01/29 .............................       A1          16,000      13,432,960
    7.45%, 07/16/31(b) ...........................       A1           2,900       2,789,916
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          10,325      10,015,250
    8.25%, 02/01/02 ..............................       B2           4,710       4,615,800
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         35,300      34,880,812
  United Rentals, Inc.,
    8.80%, 08/15/08 ..............................       B1           1,435       1,338,137
                                                                             --------------
                                                                                 67,072,875
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07 ..............................       A1           7,200       7,083,000
  Barclays Bank PLC, (United Kingdom),
    7.40%, 12/15/09 ..............................      Aa3           2,500       2,456,750
  Bayerische Landesbank Girozentrale, (Germany),
    5.875%, 12/01/08 .............................      Aaa           7,800       6,994,728
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   2,500  $    2,441,200
    6.97%, 02/04/02 ..............................      Baa3         25,000      24,606,000
    7.08%, 10/30/01 ..............................      Baa3         19,000      18,814,370
  Chase Manhattan Corp.,
    7.00%, 11/15/09(b) ...........................       A1           2,500       2,405,375
  Compass Bancshares, Inc.,
    8.10%, 08/15/09 ..............................       A1           3,900       3,889,470
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          18,200      17,351,880
  Hypovereinsbank,
    8.741%, 06/30/31(b) ..........................      Aa3           1,800       1,797,660
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          30,000      28,401,600
  Keycorp Capital, Inc.,
    7.75%, 07/15/29(b) ...........................       A1           5,050       4,696,500
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1          14,000      13,953,800
  Sanwa Finance Aruba A.E.C.,
    8.35%, 07/15/09 ..............................       A3           9,600       9,672,960
  Sovereign Bancorp,
    10.25%, 05/15/04 .............................      Ba3           1,030       1,038,137
    10.50%, 11/15/06 .............................      Ba3           1,780       1,815,600
  Sovereign Bancorp, Sr. Notes,
    6.625%, 03/15/01 .............................      Ba3           4,000       3,870,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02 ..............................       A3           7,800       7,944,066
  Washington Mutual, Inc.,
    7.50%, 08/15/06 ..............................       A3          12,000      11,871,000
                                                                             --------------
                                                                                171,104,096
                                                                             --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          16,751      16,801,085
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  British Sky Broadcasting, Inc.,
    6.875%, 02/23/09 .............................      Baa2         12,200      10,717,700
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          4,200       4,133,892
  Cox Communications, Inc.,
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.875%, 08/15/09 .............................      Baa2          5,000       5,068,500
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2           7,600       7,166,496
    7.875%, 12/15/07 .............................      Ba2           4,240       4,162,323
  Rogers Cablesystems Ltd., (Canada)
    11.00%, 12/01/15 .............................       B2           4,010       4,541,325
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           4,500       4,456,530
    8.25%, 01/15/03 ..............................      Baa3          2,000       2,069,580
    9.25%, 04/15/02 ..............................      Baa3          9,500       9,971,485
    9.875%, 06/15/22 .............................      Baa3         12,900      15,743,676
                                                                             --------------
                                                                                 72,014,467
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07 .............................      Ba2       $   2,745  $    2,806,762
  Monsanto Co.,
    6.85%, 12/01/28 ..............................       A2           1,500       1,322,355
                                                                             --------------
                                                                                  4,129,117
                                                                             --------------
CONSULTING -- 1.1%
  Comdisco, Inc.,
    6.00%, 01/30/02 ..............................      Baa1         30,000      29,046,600
    6.375%, 11/30/01 .............................      Baa1         21,500      21,083,545
                                                                             --------------
                                                                                 50,130,145
                                                                             --------------
CONTAINERS -- 0.3%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          13,000      12,019,670
    7.50%, 05/15/10 ..............................      Ba1             800         703,376
                                                                             --------------
                                                                                 12,723,046
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.5%
  Corning Inc,,
    6.85%, 03/01/29 ..............................       A3           2,180       1,899,456
  Tyco International Group, SA,
    6.125%, 06/15/01 .............................      Baa1         17,725      17,425,093
  Tyco International Ltd.,
    6.875%, 01/15/29(b) ..........................      Baa1          2,800       2,379,636
    7.00%, 06/15/28(b) ...........................      Baa1          1,800       1,557,648
                                                                             --------------
                                                                                 23,261,833
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2         16,780      16,402,450
                                                                             --------------
FINANCIAL SERVICES -- 7.5%
  Arkwright Corp.,
    9.625%, 08/15/26 .............................      Baa3          8,000       7,838,400
  AT&T Capital Corp.,
    6.60%, 05/15/05 ..............................       A1           9,000       8,655,120
  Bch Financial Ser,
    5.813%, 04/28/05 .............................       A3          10,000       9,999,000
  Bombardier Capital, Inc. M.T.N.,
    7.30%, 12/15/02 ..............................       A3          10,000       9,960,000
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           9,300       8,788,500
  CIT Group Inc.,
    5.80%, 03/26/02 ..............................      Aa3          16,000      15,592,640
  CoMed Transitional Funding Trust,
    5.44%, 03/25/07 ..............................      Aaa          10,000       9,362,500
  Enterprise Rent-A-Car USA Finance Co., M.T.N.
    6.35%, 01/15/01 ..............................      Baa3          9,000       8,908,200
    6.95%, 03/01/04 ..............................      Baa2         17,500      16,990,750
    7.50%, 06/15/03 ..............................      Baa3          5,000       4,958,000
  Finova Capital Corp.,
    6.125%, 03/15/04 .............................      Baa1         21,000      19,918,500
  Ford Motor Credit Corp.,
    7.375%, 10/28/09(b) ..........................       A1           3,265       3,232,350
  Gatx Capital Corp.,
    7.75%, 12/01/06 ..............................      Baa2         10,000       9,910,700
  General Motors Acceptance Corp.,
    5.95%, 03/14/03 ..............................       A2          47,000      45,256,300
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3       $   2,500  $    2,373,825
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................      Aa3           1,200       1,230,600
  International Lease Finance Corp.,
    5.90%, 03/12/03 ..............................       A1          37,500      36,078,750
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          41,400      37,528,354
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         26,000      25,863,500
  Pemex Finance Ltd, (Cayman Islands),
    9.14%, 08/15/04 ..............................      Baa1         10,000       9,961,000
  Sears Roebuck Acceptance Corp.,
    6.38%, 10/07/02 ..............................       A2          21,000      20,325,270
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           9,404       9,348,512
                                                                             --------------
                                                                                330,183,096
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,100       6,890,913
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,000       2,702,400
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09(b) ..........................       A2           2,600       2,550,600
  Embotelladora Andina S.A.,
    7.875%, 10/01/97 .............................      Baa1          1,250         961,131
                                                                             --------------
                                                                                 13,105,044
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         17,500      17,318,700
  Georgia-Pacific Corp.,
    7.75%, 11/15/29(b) ...........................      Baa2          1,015         967,234
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................       NR          18,800      14,100,000
                                                                             --------------
                                                                                 32,385,934
                                                                             --------------
INDUSTRIAL -- 0.1%
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           4,600       4,381,822
                                                                             --------------
                                                                                  6,377,022
                                                                             --------------
INSURANCE -- 0.2%
  Allstate Corp.,
    7.20%, 12/01/09 ..............................       A1           1,700       1,652,723
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           4,050       4,101,840
    8.796%, 04/01/27 .............................      Ba2           2,170       1,969,687
                                                                             --------------
                                                                                  7,724,250
                                                                             --------------
INVESTMENT BANKERS -- 2.5%
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,300       1,276,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
INVESTMENT BANKERS (CONT'D.)
Donaldson Lufkin, & Jenrette
    Inc.,
    5.625%, 02/15/16 .............................      Baa1      $   5,480  $    5,359,385
  Goldman Sachs Gp,,
    6.25%, 02/01/03 ..............................       A1           4,000       3,882,760
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           6,800       6,719,488
    7.80%, 07/15/02 ..............................       A1          11,985      12,120,550
  Lehman Brothers Holdings, Inc.,
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
    6.625%, 04/01/04 .............................      Baa1         26,890      26,030,596
    6.625%, 02/05/06 .............................      Baa1         10,645      10,056,970
  Morgan Stanley Dean Witter & Co.,
    6.875%, 03/01/03 .............................      Aa3           3,000       2,969,940
    7.125%, 01/15/03 .............................       A1          17,080      17,066,507
  PaineWebber Group, Inc.,
    7.015%, 02/10/04 .............................      Baa1          6,000       5,868,900
    7.625%, 10/15/08 .............................      Baa1          5,000       4,904,900
  Salomon, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,165       2,171,863
  Salomon, Inc.,
    6.75%, 02/15/03 ..............................      Baa1          5,000       4,936,550
                                                                             --------------
                                                                                107,628,570
                                                                             --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         21,500      19,999,945
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            250         246,065
                                                                             --------------
                                                                                 20,246,010
                                                                             --------------
MEDIA -- 1.1%
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          7,200       7,095,816
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          3,200       3,187,520
    8.50%, 07/15/29 ..............................      Baa3          3,600       3,726,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02 ..............................      Ba2           6,425       6,438,942
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         22,800      22,302,960
  Time Warner, Inc.,
    8.11%, 08/15/06 ..............................      Ba1           1,500       1,543,755
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          4,680       4,494,672
  World Color Press, Inc.,
    8.375%, 11/15/08 .............................       B1           2,140       2,091,850
                                                                             --------------
                                                                                 50,881,515
                                                                             --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.375%, 10/01/09 .............................      Baa1            500         487,955
    7.875%, 10/01/29 .............................      Baa1          2,020       1,970,106
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          11,300      10,833,084
    5.90%, 04/15/09 ..............................       A2           5,420       4,918,054
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
                                                                             --------------
                                                                                 21,994,559
                                                                             --------------
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05 .............................      Ba2       $   2,340  $    2,327,809
  Union Pacific Resources,
    7.95%, 04/15/29(b) ...........................      Baa3          3,400       3,300,414
                                                                             --------------
                                                                                  5,628,223
                                                                             --------------
OIL & GAS SERVICES -- 1.0%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         27,550      27,263,480
    6.45%, 11/30/01 ..............................      Baa2         11,950      11,740,875
    6.45%, 03/01/03 ..............................      Baa2          6,050       5,881,024
                                                                             --------------
                                                                                 44,885,379
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          4,000       3,989,840
    6.95%, 05/01/02 ..............................      Baa1          1,300       1,294,384
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3          1,400       1,370,054
                                                                             --------------
                                                                                  6,654,278
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          6,250       6,180,625
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          7,000       6,843,200
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          17,938      16,919,122
  ERP Operating, L.P.,
    6.63%, 04/13/15 ..............................       A3          13,400      12,557,676
    7.10%, 06/23/04 ..............................       A3           3,250       3,175,672
  First Industrial, L.P.,
    6.50%, 04/05/11 ..............................      Baa2          9,000       8,804,340
  HRPT Properties Trust,
    7.426%, 07/09/07 .............................      Baa2          1,500       1,491,300
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05(b) ...........................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                 77,976,635
                                                                             --------------
RETAIL -- 2.2%
  Dayton-Hudson Corp.,
    6.40%, 02/15/03 ..............................       A3           8,250       8,072,790
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 .............................      Ba1          25,850      26,265,151
    8.50%, 06/15/03 ..............................      Ba1          22,400      23,020,256
  Kroger Co., (The),
    6.34%, 06/01/01 ..............................      Baa3         13,950      13,793,063
    7.25%, 06/01/09 ..............................      Baa3          8,200       7,872,000
    7.70%, 06/01/29 ..............................      Baa3          1,300       1,228,500
  Safeway Stores Inc.,
    6.05%, 11/15/03 ..............................      Baa2         12,000      11,436,480
  Saks, Inc.,
    8.25%, 11/15/08 ..............................      Baa3          5,000       4,864,500
                                                                             --------------
                                                                                 96,552,740
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  360 Communication Co.,
    7.125%, 03/01/03(b) ..........................      Ba2          22,550      22,425,524
    7.60%, 04/01/09 ..............................      Ba1           7,000       7,003,780
  Airtouch Communications, Inc.,
    7.00%, 10/01/03 ..............................      Baa2          8,200       8,192,210

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
TELECOMMUNICATIONS (CONT'D.)
AT&T Canada, Inc.,
    (Canada),
    7.65%, 09/15/06 ..............................      Baa3      $   3,250  $    3,233,783
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           4,700       4,436,048
  Global Crossing Holdings, Ltd.,
    9.125%, 11/15/06 .............................      Ba2           3,000       2,966,250
  MCI Worldcom Inc.,
    6.125%, 04/15/12 .............................      Baa2         10,800      10,624,824
    7.55%, 04/01/04(b) ...........................      Ba1           9,535       9,646,941
  Rogers Cantel Inc.,
    9.375%, 06/01/08 .............................      Ba3           1,805       1,877,200
  Sprint Capital Corp.,
    6.125%, 11/15/08 .............................      Baa1         25,000      22,667,000
  Sprint Corp.,
    5.70%, 11/15/03 ..............................      Baa1         11,000      10,437,350
  Telecom De Puerto Rico,
    6.65%, 05/15/06 ..............................      Baa2         15,000      14,231,850
    6.80%, 05/15/09 ..............................      Baa2         12,500      11,399,125
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         19,000      18,920,200
  Williams Communications Group, Inc.,
    10.875%, 10/01/09 ............................       B2           2,470       2,584,238
  Worldcom Inc.,
    6.125%, 08/15/01 .............................      Baa2          8,700       8,605,953
                                                                             --------------
                                                                                159,252,276
                                                                             --------------
UTILITIES -- 2.5%
  CINergy Corp.,
    6.125%, 04/15/04 .............................      Baa2         10,000       9,431,300
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08 ..............................      Ba1           5,000       4,850,000
  Commonwealth Edison Co.,
    7.375%, 01/15/04 .............................      Baa3         14,000      14,064,540
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           6,900       6,872,193
  El Paso Energy Corp.,
    6.625%, 07/15/01 .............................      Baa2          8,200       8,134,974
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           1,900       1,858,409
  Niagara Mohawk Power,
    7.375%, 08/01/03 .............................      Ba2          10,000      10,001,000
  Peco Energy Transition Trust,
    5.63%, 03/01/05 ..............................      Aaa          28,000      27,149,360
    5.80%, 03/01/07 ..............................      Aaa          14,500      13,703,950
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           3,465       3,421,688
  Sonat, Inc.,
    7.625%, 07/15/11(b) ..........................      Baa1          9,200       9,024,740
                                                                             --------------
                                                                                108,512,154
                                                                             --------------
WASTE MANAGEMENT -- 0.4%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2             755         679,500
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         18,000      17,131,500
                                                                             --------------
                                                                                 17,811,000
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.4%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3             720         686,304
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           1,800       2,074,032
  Quebec Province, (Canada),
    7.50%, 07/15/23 ..............................       A1           7,075       6,898,479
    7.50%, 09/15/29(b) ...........................       A2           3,400       3,344,240
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
Republic Of Columbia,
    9.75%, 04/23/09(b) ...........................      Baa3      $   6,200  $    5,750,500
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          12,500       9,812,500
  Republic Of Philippines,
    8.875%, 04/15/08 .............................      Ba1           7,600       7,410,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3          8,500       5,610,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          18,400      19,504,000
                                                                             --------------
                                                                                 61,090,055
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 6.7%
  United States Treasury Bond,
    5.25%, 02/15/29(b) ...........................                   57,660      47,677,324
    6.375%, 08/15/27(b) ..........................                   35,800      34,384,826
    6.75%, 08/15/26(b) ...........................                   31,450      31,597,501
    8.125%, 05/15/21(b) ..........................                   57,900      66,367,875
    8.125%, 08/15/21(b) ..........................                   28,800      33,029,856
  United States Treasury Notes,
    5.875%, 11/15/04(b) ..........................                    7,325       7,181,943
    6.00%, 08/15/04 ..............................                      385         378,982
    6.00%, 08/15/09(b) ...........................                   55,099      53,377,156
    6.50%, 05/15/05(b)(d) ........................                    1,120       1,120,347
    6.50%, 10/15/06(b) ...........................                   17,170      17,124,328
    7.50%, 02/15/05(d) ...........................                      185         192,949
                                                                             --------------
                                                                                292,433,087
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,243,049,105)....................................................   2,163,362,567
                                                                             --------------

                                                                       VALUE
                                                       SHARES         (NOTE 2)
COMMON STOCKS -- 41.6%                              -------------  --------------
AEROSPACE -- 0.6%
  Boeing Co. .....................................        122,100       5,074,781
  GenCorp, Inc. ..................................         98,400         971,700
  General Dynamics Corp. .........................         21,800       1,149,950
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         98,912       5,705,986
  Litton Industries, Inc.(a) .....................         77,600       3,870,300
  Lockheed Martin Corp. ..........................         50,000       1,093,750
  Northrop Grumman Corp. .........................          8,000         432,500
  Parker-Hannifin Corp. ..........................         56,825       2,915,833
  Raytheon Co. (Class "B" Stock) .................         42,900       1,139,531
  United Technologies Corp. ......................         60,200       3,913,000
                                                                   --------------
                                                                       26,558,831
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. ......................................        176,000      11,792,000
  Delta Air Lines, Inc. ..........................         17,500         871,719
  Southwest Airlines Co. .........................         59,400         961,537
  US Airways Group, Inc.(a) ......................        122,300       3,921,244
                                                                   --------------
                                                                       17,546,500
                                                                   --------------
APPAREL -- 0.0%
  Nike, Inc. (Class "B" Stock) ...................         36,800       1,823,900
  Reebok International Ltd. ......................          8,800          72,050
                                                                   --------------
                                                                        1,895,950
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Cummins Engine Co., Inc. .......................          4,200  $      202,912
  Dana Corp. .....................................         19,700         589,769
  Delphi Automotive Systems Corp. ................        132,252       2,082,969
  Ford Motor Co. .................................        196,400      10,495,125
  General Motors Corp. ...........................        167,700      12,189,694
  Genuine Parts Co.(b) ...........................         20,400         506,175
  MascoTech, Inc. ................................         94,400       1,197,700
  Midas, Inc. ....................................         22,100         483,437
  Navistar International Corp.(a) ................          7,200         341,100
  PACCAR, Inc. ...................................          9,400         416,537
  Titan International, Inc. ......................        101,250         658,125
  TRW, Inc. ......................................         14,500         753,094
                                                                   --------------
                                                                       29,916,637
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         36,400         702,975
  Banc One Corp. .................................        148,172       4,750,765
  Bank of New York Co., Inc. .....................         92,500       3,700,000
  BankAmerica Corp. ..............................        217,061      10,893,749
  BB&T Corp. .....................................         37,800       1,034,775
  Chase Manhattan Corp. ..........................        104,800       8,141,650
  Comerica, Inc. .................................         20,000         933,750
  First Union Corp. ..............................        118,500       3,888,281
  Firstar Corp. ..................................        123,938       2,618,190
  Golden West Financial Corp. ....................         21,900         733,650
  Hanvit Bank, GDR, (South Korea) ................        238,200       1,518,525
  Huntington Bancshares, Inc. ....................         28,360         677,095
  KeyCorp ........................................         56,300       1,245,637
  Mellon Financial Corp. .........................         64,000       2,180,000
  Morgan (J.P.) & Co., Inc. ......................         22,100       2,798,412
  National City Corp. ............................         80,600       1,909,212
  Northern Trust Corp. ...........................         27,200       1,441,600
  Old Kent Financial Corp. .......................          5,000         176,875
  PNC Bank Corp. .................................         37,400       1,664,300
  Providian Financial Corp. ......................         17,950       1,634,572
  Regions Financial Corp. ........................         27,300         685,912
  Republic New York Corp. ........................         12,500         900,000
  SouthTrust Corp. ...............................         20,000         756,250
  Summit Bancorp(b) ..............................         21,300         652,312
  SunTrust Banks, Inc. ...........................         39,400       2,711,212
  Synovus Financial Corp. ........................         35,250         700,594
  U.S. Bancorp ...................................         92,000       2,190,750
  Union Planters Corp. ...........................         17,000         670,437
  Wachovia Corp. .................................         25,700       1,747,600
  Wells Fargo & Co. ..............................        209,400       8,467,612
                                                                   --------------
                                                                       72,126,692
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. ..................................         16,700         393,494
  Lexmark International Group, Inc. ..............         12,833       1,161,386
  Molex, Inc. ....................................         14,000         793,625
  Omnicom Group, Inc.(b) .........................         21,400       2,140,000
                                                                   --------------
                                                                        4,488,505
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc. .................         28,800  $      966,600
  Dow Chemical Co. ...............................         27,600       3,688,050
  Du Pont (E.I.) de Nemours & Co. ................        132,420       8,723,167
  Eastman Chemical Co. ...........................          9,300         443,494
  Engelhard Corp. ................................         18,000         339,750
  Ferro Corp. ....................................        134,900       2,967,800
  FMC Corp.(a) ...................................          3,400         194,862
  Grace (W.R.) & Co. .............................          8,600         119,325
  Great Lakes Chemical Corp. .....................          6,400         244,400
  Hercules, Inc. .................................         12,500         348,437
  Lyondell Chemical Co. ..........................         81,700       1,041,675
  Millennium Chemicals, Inc. .....................        146,527       2,893,908
  Monsanto Co. ...................................         80,300       2,860,687
  OM Group, Inc. .................................         63,300       2,179,894
  Omnova Solutions, Inc. .........................         98,400         762,600
  Praxair, Inc. ..................................         18,700         940,844
  Rohm & Haas Co. ................................         27,311       1,111,216
  Sigma-Aldrich Corp. ............................         12,700         381,794
  Union Carbide Corp. ............................         16,700       1,114,725
                                                                   --------------
                                                                       31,323,228
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ...............................         96,500       2,563,281
  Deluxe Corp. ...................................          8,600         235,962
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,911,368
                                                                   --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp.(a) ..................................         44,700       2,100,900
  Adaptec, Inc.(a) ...............................          6,000         299,250
  Adobe Systems, Inc. ............................         14,600         981,850
  America Online, Inc.(a) ........................        275,800      20,805,662
  Analog Devices, Inc. ...........................         18,000       1,674,000
  Autodesk, Inc. .................................          7,300         246,375
  Automatic Data Processing, Inc. ................         77,700       4,186,087
  BMC Software, Inc.(a) ..........................         29,000       2,318,187
  Cabletron Systems, Inc.(a) .....................         20,800         540,800
  Ceridian Corp.(a) ..............................         17,300         373,031
  Cisco Systems, Inc.(a) .........................        405,100      43,396,337
  Citrix Systems, Inc. ...........................          8,800       1,082,400
  Computer Associates International, Inc. ........         68,700       4,804,706
  Computer Sciences Corp.(a) .....................         20,000       1,892,500
  Compuware Corp.(a) .............................         44,900       1,672,525
  Comverse Technology, Inc.(a) ...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         61,400       4,109,962
  EMC Corp.(a)(b) ................................        125,975      13,762,769
  First Data Corp. ...............................         54,200       2,672,737
  Microsoft Corp.(a) .............................        635,100      74,147,925
  Novell, Inc.(a) ................................         41,900       1,673,381
  Oracle Corp.(a)(b) .............................        178,900      20,047,981
  Parametric Technology Corp.(a) .................         35,200         952,600
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc.(a) ......................         20,600         202,137
  Unisys Corp. ...................................         32,100       1,025,194
  Yahoo!, Inc. ...................................         30,600      13,240,237
                                                                   --------------
                                                                      219,907,458
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
COMPUTERS -- 1.9%
  Apple Computer, Inc.(a)(b) .....................         17,800  $    1,830,062
  Compaq Computer Corp. ..........................        215,789       5,839,790
  Dell Computer Corp.(a)(b) ......................        318,500      16,243,500
  Gateway, Inc. ..................................         38,400       2,767,200
  Hewlett-Packard Co. ............................        127,500      14,527,031
  International Business Machines Corp. ..........        224,800      24,278,400
  Networking Appliance, Inc.(a) ..................         14,700       1,221,019
  Seagate Technology, Inc.(a) ....................         29,700       1,382,906
  Sun Microsystems, Inc.(a) ......................        192,400      14,898,975
                                                                   --------------
                                                                       82,988,883
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................          6,700         165,406
  Fluor Corp. ....................................          9,400         431,225
  Foster Wheeler Corp. ...........................          6,400          56,800
  Pulte Corp. ....................................          6,600         148,500
  Standard Pacific Corp. .........................        154,000       1,694,000
  Webb (Del E.) Corp. ............................        140,300       3,498,731
  Vulcan Materials Co. ...........................          9,000         359,438
                                                                   --------------
                                                                        6,354,100
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................          4,700         185,062
  Bemis Co., Inc. ................................          5,700         198,787
  Crown Cork & Seal Co., Inc. ....................         15,100         337,862
  Owens-Illinois, Inc.(a) ........................         76,600       1,919,787
  Pactiv Corp.(a) ................................         22,000         233,750
  Sealed Air Corp. ...............................         10,100         523,306
                                                                   --------------
                                                                        3,398,554
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock) ...........          5,900         152,294
  Avon Products, Inc. ............................         29,600         976,800
  Colgate-Palmolive Co. ..........................         74,000       4,810,000
  Gillette Co. ...................................        139,700       5,753,894
  International Flavors & Fragrances, Inc. .......         11,400         430,350
  Procter & Gamble Co. ...........................        164,900      18,066,856
                                                                   --------------
                                                                       30,190,194
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. ..............................         76,700       5,081,375
  Philip Morris Co., Inc. ........................        408,700       9,476,731
                                                                   --------------
                                                                       14,558,106
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         14,700       1,071,262
  Pitney Bowes, Inc. .............................         35,600       1,719,925
  Xerox Corp. ....................................         83,700       1,898,944
                                                                   --------------
                                                                        4,690,131
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
DIVERSIFIED OPERATIONS -- 1.5%
  Fortune Brands, Inc. ...........................         22,300  $      737,294
  General Electric Capital Corp. .................        407,200      63,014,200
  Tomkins PLC, ADR ...............................        131,600       1,932,875
                                                                   --------------
                                                                       65,684,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.0%
  Abbott Laboratories ............................        192,200       6,979,262
  Allergan, Inc. .................................         17,000         845,750
  ALZA Corp.(a) ..................................         11,500         398,187
  American Home Products Corp. ...................        162,300       6,400,706
  Amgen, Inc.(a) .................................        127,300       7,645,956
  Bard (C.R.), Inc. ..............................          5,700         302,100
  Bausch & Lomb, Inc. ............................          6,100         417,469
  Baxter International, Inc. .....................         35,700       2,242,406
  Becton, Dickinson & Co. ........................         30,400         813,200
  Biomet, Inc. ...................................         13,700         548,000
  Boston Scientific Corp.(a) .....................         49,100       1,074,062
  Bristol-Myers Squibb Co. .......................        247,900      15,912,081
  Cardinal Health, Inc.(b) .......................         35,200       1,685,200
  Guidant Corp. ..................................         37,900       1,781,300
  Johnson & Johnson ..............................        167,800      15,626,375
  Lilly (Eli) & Co. ..............................        136,700       9,090,550
  Mallinckrodt, Inc. .............................          8,600         273,587
  Medtronic, Inc. ................................        146,600       5,341,737
  Merck & Co., Inc. ..............................        291,500      19,548,719
  Pfizer, Inc. ...................................        484,600      15,719,212
  Pharmacia & Upjohn, Inc. .......................         64,200       2,889,000
  Schering-Plough Corp.(b) .......................        182,600       7,703,437
  St. Jude Medical, Inc.(a) ......................          9,400         288,462
  Warner-Lambert Co. .............................        106,900       8,759,119
  Watson Pharmaceuticals, Inc.(a) ................         11,000         393,937
                                                                   --------------
                                                                      132,679,814
                                                                   --------------
ELECTRONICS -- 1.5%
  Advanced Micro Devices, Inc.(a) ................         16,400         474,575
  Applied Materials, Inc.(a) .....................         46,600       5,903,637
  Belden, Inc. ...................................         67,100       1,409,100
  Emerson Electric Co. ...........................         54,700       3,138,412
  Grainger (W.W.), Inc. ..........................         12,300         588,094
  Intel Corp.(b) .................................        411,100      33,838,669
  KLA-Tencor Corp.(a) ............................         10,300       1,147,162
  LSI Logic Corp.(a) .............................         17,000       1,147,500
  Micron Technology, Inc. ........................         31,100       2,418,025
  National Semiconductor Corp.(a) ................         19,100         817,719
  Rockwell International Corp. ...................         23,500       1,125,062
  Solectron Corp. ................................         33,200       3,158,150
  Tektronix, Inc. ................................          5,900         229,362
  Teradyne, Inc. .................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         99,600       9,648,750
  Thomas & Betts Corp. ...........................          6,500         207,187
  Xilinx Inc.(a) .................................         34,000       1,545,937
                                                                   --------------
                                                                       67,853,341
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FINANCIAL SERVICES -- 2.8%
  American Express Co. ...........................         56,000  $    9,310,000
  Associates First Capital Corp. .................         91,444       2,508,995
  Bear Stearns Companies, Inc. ...................         14,516         620,559
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         25,200       1,214,325
  Citigroup, Inc. ................................        495,750      27,545,109
  Countrywide Credit Industries, Inc. ............         14,600         368,650
  Dun & Bradstreet Corp. .........................         19,800         584,100
  Federal Home Loan Mortgage Corp. ...............         86,500       4,070,906
  Federal National Mortgage Assoc. ...............        127,100       7,935,806
  Fifth Third Bancorp ............................         33,700       2,472,738
  Fleet Boston Financial Corp. ...................        115,522       4,021,610
  Franklin Resource, Inc. ........................         32,900       1,054,856
  Goldman Sachs Group, Inc.(a) ...................         13,200       1,243,275
  Household International, Inc. ..................         59,852       2,229,487
  Lehman Brothers Holdings, Inc. .................        185,900      15,743,406
  MBNA Corp. .....................................         98,450       2,682,763
  Merrill Lynch & Co., Inc. ......................        103,900       8,675,650
  Morgan Stanley Dean Witter & Co. ...............        124,590      17,785,223
  PaineWebber Group, Inc. ........................         15,300         593,831
  Paychex, Inc. ..................................         31,300       1,252,000
  Price (T. Rowe) Associates, Inc. ...............          8,000         295,500
  Schwab (Charles) Corp.(a) ......................        102,500       3,933,438
  SLM Holding Corp. ..............................         21,400         904,150
  State Street Corp. .............................         20,200       1,475,863
  Washington Mutual, Inc. ........................         74,278       1,931,228
                                                                   --------------
                                                                      120,952,218
                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  Anheuser-Busch Companies, Inc.(b) ..............         59,500       4,217,063
  Archer-Daniels-Midland Co. .....................         79,038         963,276
  Bestfoods ......................................         34,300       1,802,894
  Brown-Forman Corp. (Class "B" Stock) ...........          8,700         498,075
  Campbell Soup Co. ..............................         52,700       2,038,831
  Coca Cola Enterprises, Inc.(b) .................         53,800       1,082,725
  Coca-Cola Co. ..................................        308,200      17,952,650
  ConAgra, Inc. ..................................         61,300       1,383,081
  Coors (Adolph) Co. (Class "B" Stock)............          4,000         210,000
  General Mills, Inc. ............................         36,900       1,319,175
  Heinz (H.J.) & Co. .............................         44,400       1,767,675
  Hershey Foods Corp. ............................         16,600         788,500
  Kellogg Co. ....................................         48,900       1,506,731
  Nabisco Group Holdings Corp. ...................        319,400       3,393,625
  PepsiCo, Inc. ..................................        185,500       6,538,875
  Quaker Oats Co. ................................         16,100       1,056,563
  Ralston-Ralston Purina Group(b) ................         40,000       1,115,000
  Sara Lee Corp. .................................        114,400       2,523,950
  Seagram Co., Ltd. ..............................         52,800       2,372,700
  Sysco Corp. ....................................         41,900       1,657,669
  Unilever NV ....................................         71,018       3,866,035
  Whitman Corp. ..................................        132,800       1,784,500
  Wrigley (William) Jr. Co. ......................         15,000       1,244,063
                                                                   --------------
                                                                       61,083,656
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp. ............................        149,900  $    6,070,950
  Champion International Corp. ...................        106,400       6,590,150
  Fort James Corp. ...............................         28,200         771,975
  Georgia-Pacific Corp. ..........................         97,800       4,963,350
  International Paper Co. ........................         52,221       2,947,223
  Louisiana-Pacific Corp. ........................        184,400       2,627,700
  Mead Corp. .....................................        107,900       4,686,906
  Potlatch Corp. .................................          3,500         156,187
  Temple-Inland, Inc. ............................          6,600         435,187
  Westvaco Corp. .................................         13,000         424,125
  Weyerhaeuser Co. ...............................         24,900       1,788,131
  Willamette Industries, Inc. ....................         82,700       3,840,381
                                                                   --------------
                                                                       35,302,265
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,300         651,475
  Consolidated Natural Gas Co. ...................         12,500         811,719
  El Paso Energy Corp. ...........................         19,100         741,319
  Peoples Energy Corp. ...........................          5,500         184,250
  Sempra Energy ..................................         29,299         509,070
  Williams Companies, Inc. .......................         54,400       1,662,600
                                                                   --------------
                                                                        4,560,433
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
  Columbia/HCA Healthcare Corp. ..................        283,900       8,321,819
  Healthsouth Corp.(a) ...........................         51,600         277,350
  Humana, Inc.(a) ................................        266,200       2,179,512
  IMS Health, Inc. ...............................         39,400       1,071,187
  LifePoint Hospitals, Inc.(a) ...................         10,552         124,645
  Manor Care, Inc. ...............................         13,000         208,000
  McKesson HBOC Inc. .............................         32,430         731,702
  Service Corp. International ....................         33,800         234,487
  Shared Medical Systems Corp. ...................          2,300         117,156
  Smith (A.O.) Corp. .............................        105,450       2,306,719
  Tenet Healthcare Corp.(a) ......................        279,700       6,572,950
  Triad Hospitals, Inc.(a) .......................         10,552         159,599
  Wellpoint Health Networks Inc. .................          6,000         395,625
                                                                   --------------
                                                                       22,700,751
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.(b) ..................................         27,800       1,400,425
  Kimberly-Clark Corp. ...........................         68,200       4,450,050
  Leggett & Platt, Inc. ..........................        125,700       2,694,694
                                                                   --------------
                                                                        8,545,169
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............          4,100         136,838
  Fleetwood Enterprises, Inc. ....................          3,400          70,125
  Hanson, PLC, ADR, (United Kingdom) .............        309,562      12,517,913
  Kaufman & Broad Home Corp. .....................          6,100         147,544
  Lowe's Companies, Inc. .........................         46,500       2,778,375
  Masco Corp. ....................................         46,900       1,190,088
  Maytag Corp. ...................................         11,000         528,000
  Newell Rubbermaid Inc.(b) ......................         36,814       1,067,606
  Owens Corning(b) ...............................        106,900       2,064,506
  Stanley Works ..................................         11,000         331,375
  Tupperware Corp. ...............................          9,600         162,600
  Whirlpool Corp. ................................          9,500         618,094
                                                                   --------------
                                                                       21,613,064
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
INSTRUMENT-CONTROLS -- 0.1%
  Johnson Controls, Inc. .........................         10,900  $      619,937
  PerkinElmer, Inc. ..............................          7,100         295,981
  PE Corp-PE Biosystems Group. ...................         12,200       1,467,812
                                                                   --------------
                                                                        2,383,730
                                                                   --------------
INSURANCE -- 1.5%
  Aetna, Inc. ....................................         18,200       1,015,787
  Allstate Corp. .................................         99,700       2,392,800
  American General Corp. .........................         30,700       2,329,362
  American International Group, Inc. .............        193,553      20,927,918
  Aon Corp.(b) ...................................         32,500       1,300,000
  Berkley (W.R.) Corp. ...........................         42,400         885,100
  Chubb Corp. ....................................         74,500       4,195,281
  CIGNA Corp. ....................................         25,000       2,014,062
  Cincinnati Financial Corp. .....................         19,100         595,681
  Conseco, Inc. ..................................         38,621         690,350
  Financial Security Assurance Holdings Ltd. .....         34,000       1,772,250
  Hartford Financial Services Group, Inc. ........         27,500       1,302,812
  Jefferson-Pilot Corp. ..........................         13,100         894,075
  Lincoln National Corp. .........................         25,800       1,032,000
  Loews Corp. ....................................         42,400       2,573,150
  Marsh & McLennan Companies, Inc. ...............         33,100       3,167,256
  MBIA, Inc. .....................................         13,000         686,563
  MGIC Investment Corp.(b) .......................         13,900         836,606
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        173,325       4,809,769
  SAFECO Corp. ...................................        100,600       2,502,425
  St. Paul Companies, Inc. .......................         28,600         963,463
  Torchmark Corp. ................................        118,400       3,441,000
  Trenwick Group, Inc. ...........................         64,850       1,098,397
  United Healthcare Corp. ........................         22,000       1,168,750
  UnumProvident Corp.(b) .........................         29,110         933,339
                                                                   --------------
                                                                       64,215,571
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................          9,000         200,250
  Carnival Corp. (Class "A" Stock) ...............         80,500       3,848,906
  Disney (Walt) Co. ..............................        260,300       7,613,775
  Harrah's Entertainment, Inc.(a) ................         15,800         417,713
  Hilton Hotels Corp. ............................         30,300         291,638
  Marriott International, Inc. (Class "A"
    Stock) .......................................         28,900         912,156
  Mirage Resorts, Inc.(a) ........................         23,600         361,375
                                                                   --------------
                                                                       13,645,813
                                                                   --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp. ........................          2,200         117,975
  Caterpillar, Inc. ..............................         44,300       2,084,869
  Commercial Intertech Corp. .....................         28,300         360,825
  Cooper Industries, Inc. ........................         12,800         517,600
  Deere & Co. ....................................         28,000       1,214,500
  Dover Corp. ....................................         25,700       1,166,138
  Eaton Corp. ....................................          8,200         595,525
  Flowserve Corp. ................................         39,486         671,262
  Ingersoll-Rand Co. .............................         21,400       1,178,338
  Milacron, Inc. .................................          6,300          96,863
  Paxar Corp. ....................................        229,925       1,939,992
  Snap-On, Inc. ..................................          9,500         252,344
  Timken Co. .....................................          9,900         202,331
                                                                   --------------
                                                                       10,398,562
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc. ...................        122,100  $    1,839,131
  Illinois Tool Works, Inc.(b) ...................         32,000       2,162,000
  Tyco International Ltd. ........................        210,022       8,164,605
                                                                   --------------
                                                                       12,165,736
                                                                   --------------
MEDIA -- 1.5%
  CBS Corp.(a) ...................................        161,547      10,328,911
  Central Newspapers, Inc.(Class "A" Stock) ......        100,000       3,937,500
  Clear Channel Communications, Inc.(a)(b) .......         40,900       3,650,325
  Comcast Corp. (Special Class "A" Stock)(b) .....         93,800       4,713,450
  Donnelley (R.R.) & Sons Co. ....................         15,700         389,556
  Dow Jones & Co., Inc. ..........................         10,600         720,800
  Gannett Co., Inc. ..............................         34,400       2,805,750
  Houghton Mifflin Co. ...........................         58,700       2,476,406
  Interpublic Group of Companies, Inc. ...........         35,600       2,053,675
  Knight-Ridder, Inc.(b) .........................         67,800       4,034,100
  Lee Enterprises, Inc. ..........................         50,900       1,625,619
  McGraw-Hill, Inc. ..............................         23,700       1,460,513
  Mediaone Group, Inc.(b) ........................         77,700       5,968,331
  Meredith Corp. .................................          5,500         229,281
  New York Times Co. (Class "A" Stock)(b) ........         22,900       1,124,963
  Time Warner, Inc. ..............................        157,800      11,430,638
  Times Mirror Co. (Class "A" Stock) .............          8,900         596,300
  Tribune Co. ....................................         30,000       1,651,875
  Viacom, Inc. (Class "B" Stock)(a) ..............         87,600       5,294,325
                                                                   --------------
                                                                       64,492,318
                                                                   --------------
METALS-FERROUS -- 0.2%
  AK Steel Holding Corp. .........................        146,900       2,772,738
  Allegheny Technologies, Inc. ...................         12,200         273,738
  Bethlehem Steel Corp.(a) .......................        241,500       2,022,563
  Material Sciences Corp.(a) .....................         96,900         987,169
  National Steel Corp. (Class "B" Stock)(a) ......         36,000         267,750
  Nucor Corp. ....................................         10,500         575,531
  USX-U.S. Steel Group, Inc. .....................         94,100       3,105,300
  Worthington Industries, Inc. ...................          9,200         152,375
                                                                   --------------
                                                                       10,157,164
                                                                   --------------
METALS-NON FERROUS -- 0.7%
  Alcan Aluminum Ltd.(b) .........................         26,700       1,099,706
  Alcoa, Inc. ....................................        326,300      27,082,900
  Inco Ltd. ......................................         26,200         615,700
  Reynolds Metals Co. ............................          8,200         628,325
                                                                   --------------
                                                                       29,426,631
                                                                   --------------
MINERAL RESOURCES -- 0.0%
  Burlington Resources, Inc.(b) ..................         23,300         770,356
  Homestake Mining Co. ...........................         33,100         258,594
  Phelps Dodge Corp. .............................          8,393         563,380
                                                                   --------------
                                                                        1,592,330
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp. ......................................         24,000  $    1,794,000
  Crane Co. ......................................         10,800         214,650
  Danaher Corp. ..................................         17,400         839,550
  Donaldson Co., Inc. ............................        109,200       2,627,625
  Ecolab, Inc. ...................................         16,700         653,388
  IDEX Corp.(b) ..................................         60,100       1,825,538
  ITT Industries, Inc. ...........................         10,700         357,781
  Mark IV Industries, Inc. .......................         86,542       1,530,712
  Millipore Corp. ................................          6,800         262,650
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         13,800         297,563
  PPG Industries, Inc. ...........................         21,100       1,320,069
  Textron, Inc. ..................................         19,300       1,480,069
  Thermo Electron Corp.(a) .......................         20,900         313,500
  Trinity Industries, Inc. .......................         52,200       1,484,438
  Wolverine Tube, Inc.(a) ........................         37,000         522,625
  York International Corp. .......................         59,100       1,621,556
                                                                   --------------
                                                                       17,217,945
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.2%
  American Greetings Corp. (Class "A" Stock) .....          8,200         193,725
  Black & Decker Corp. ...........................         10,400         543,400
  Corning, Inc. ..................................         30,200       3,893,913
  Jostens, Inc. ..................................          6,100         148,306
  Minnesota Mining & Manufacturing Co. ...........         50,000       4,893,750
  Polaroid Corp. .................................          7,000         131,688
                                                                   --------------
                                                                        9,804,782
                                                                   --------------
OIL & GAS -- 1.9%
  Amerada Hess Corp. .............................         11,100         629,925
  Anadarko Petroleum Corp. .......................         15,100         515,288
  Ashland, Inc. ..................................          9,400         309,613
  Atlantic Richfield Co. .........................         41,300       3,572,450
  Basin Exploration, Inc.(a) .....................         17,400         306,675
  Cabot Oil & Gas Corp. (Class "A" Stock) ........         88,600       1,423,138
  Chevron Corp. ..................................         82,800       7,172,550
  Coastal Corp. ..................................         26,100         924,919
  Eastern Enterprises ............................          3,200         183,800
  Exxon Mobil Corp. ..............................        430,270      34,663,627
  Kerr-McGee Corp. ...............................         10,525         652,550
  Murphy Oil Corp. ...............................         27,600       1,583,550
  NICOR, Inc. ....................................          4,900         159,250
  Noble Affiliates, Inc. .........................         50,900       1,091,169
  Ocean Energy Inc ...............................         63,700         493,675
  Phillips Petroleum Co. .........................         32,600       1,532,200
  Pioneer Natural Resources Co. ..................        435,944       3,896,250
  Royal Dutch Petroleum Co. ......................        267,500      16,167,031
  Sunoco, Inc. ...................................         10,100         237,350
  Texaco, Inc. ...................................         68,000       3,693,250
  Unocal Corp. ...................................         30,900       1,037,081
  USX-Marathon Group .............................         36,900         910,969
  Western Gas Resources, Inc. ....................        103,000       1,358,313
                                                                   --------------
                                                                       82,514,623
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Baker Hughes, Inc. .............................         40,150  $      845,659
  Conoco, Inc (Class "B") ........................         68,394       1,701,301
  EOG Resources, Inc. ............................         48,400         850,025
  Occidental Petroleum Corp. .....................         41,300         893,113
  Transocean Sedco Forex, Inc. ...................         13,397         451,315
  Union Pacific Resources Group, Inc. ............         29,700         378,675
                                                                   --------------
                                                                        5,120,088
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         15,000         554,063
  Enron Corp. ....................................         89,000       3,949,375
  Halliburton Co. ................................         55,500       2,233,875
  Helmerich & Payne, Inc. ........................          7,900         172,319
  McDermott International, Inc. ..................        401,600       3,639,500
  ONEOK, Inc. ....................................          4,900         123,113
  Rowan Companies, Inc.(a) .......................          9,600         208,200
  Schlumberger Ltd.(b) ...........................         69,200       3,892,500
  Tosco Corp. ....................................          9,000         244,688
  Total SA (Class "B" Stock), (France) ...........         79,933       5,535,360
                                                                   --------------
                                                                       20,552,993
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. .........................         82,200         981,263
  Barrick Gold Corp. .............................         50,600         894,988
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         21,300         449,963
  Newmont Mining Corp. ...........................         24,500         600,250
  Placer Dome, Inc. ..............................         32,700         351,525
  Stillwater Mining Co.(a) .......................         75,000       2,390,625
                                                                   --------------
                                                                        5,668,614
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,700       1,471,975
  CSX Corp. ......................................         27,600         865,950
  Kansas City Southern Industries, Inc. ..........         13,300         992,513
  Norfolk Southern Corp. .........................         46,800         959,400
  Union Pacific Corp. ............................         30,800       1,343,650
                                                                   --------------
                                                                        5,633,488
                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  Crescent Real Estate Equities Co. ..............        336,700       6,186,863
  Equity Residential Properties Trust ............         37,700       1,609,319
  Vornado Realty Trust ...........................        185,200       6,019,000
                                                                   --------------
                                                                       13,815,182
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         18,200         329,875
  McDonald's Corp. ...............................        171,500       6,913,594
  Tricon Global Restaurants, Inc.(a) .............         19,000         733,875
  Wendy's International, Inc. ....................         15,500         319,688
                                                                   --------------
                                                                        8,297,032
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
RETAIL -- 2.8%
  Albertson's, Inc. ..............................         54,566  $    1,759,754
  AutoZone, Inc.(a) ..............................         19,800         639,788
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc.(a) ..........................         22,000       1,104,125
  Charming Shoppes, Inc.(a) ......................        811,300       5,374,863
  Circuit City Stores, Inc. ......................         25,800       1,162,613
  Consolidated Stores Corp. ......................         12,400         201,500
  Costco Wholesale Corp.(b) ......................         28,200       2,573,250
  CVS Corp. ......................................         48,400       1,932,975
  Dayton-Hudson Corp. ............................         55,200       4,053,750
  Dillard's, Inc. ................................         43,700         882,194
  Dollar General Corporation .....................         28,125         639,844
  Federated Department Stores, Inc.(a) ...........         26,400       1,334,850
  Great Atlantic & Pacific Tea Co., Inc. .........          6,000         167,250
  Harcourt General, Inc. .........................          8,000         322,000
  Home Depot, Inc. ...............................        280,350      19,221,497
  Huttig Building Products, Inc. .................          2,400          11,849
  IKON Office Solutions, Inc. ....................         17,100         116,494
  J.C. Penney Co., Inc. ..........................         33,100         659,931
  Kmart Corp.(a) .................................        638,100       6,420,881
  Kohl's Corp.(a) ................................         20,300       1,465,406
  Kroger Co.(a) ..................................        107,946       2,037,481
  Liz Claiborne, Inc. ............................         10,500         395,063
  Longs Drug Stores, Inc. ........................          6,100         157,456
  May Department Stores Co. ......................         41,900       1,351,275
  Nordstrom, Inc. ................................         17,500         458,281
  Office Depot, Inc. .............................         34,500         377,344
  Pep Boys - Manny, Moe & Jack ...................          6,927          63,209
  Rite Aid Corp. .................................         31,400         351,288
  Safeway, Inc.(a) ...............................         62,900       2,236,881
  Sears, Roebuck & Co. ...........................         48,900       1,488,394
  Sherwin-Williams Co. ...........................         21,800         457,800
  Staples, Inc.(a) ...............................         59,500       1,234,625
  Supervalu, Inc. ................................         13,000         260,000
  Tandy Corp. ....................................         25,400       1,249,363
  The Gap, Inc. ..................................        109,300       5,027,800
  The Limited, Inc. ..............................        198,053       8,578,171
  TJX Companies, Inc. ............................         40,600         829,763
  Toys 'R' Us, Inc.(a) ...........................        146,500       2,096,781
  Wal-Mart Stores, Inc.(b) .......................        553,100      38,233,038
  Walgreen Co. ...................................        124,200       3,632,850
  Winn-Dixie Stores, Inc. ........................         17,500         418,906
                                                                   --------------
                                                                      121,258,583
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................          9,300         144,731
  Goodyear Tire & Rubber Co. .....................         59,400       1,674,338
                                                                   --------------
                                                                        1,819,069
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
TELECOMMUNICATIONS -- 4.7%
  ADC Telecommunications, Inc.(a) ................         14,000  $    1,015,875
  AFLAC Inc. .....................................         30,000       1,415,625
  Alcatel Alsthom, ADR, (France)(b) ..............        124,900       5,620,500
  Alltel Corp. ...................................         35,800       2,960,213
  Andrew Corp.(a) ................................          9,900         187,481
  AT&T Corp.(b) ..................................        397,748      20,185,711
  Bell Atlantic Corp. ............................        194,900      11,998,531
  BellSouth Corp. ................................        235,600      11,029,025
  CenturyTel, Inc. ...............................         15,400         729,575
  General Instrument Corp. .......................         21,000       1,785,000
  Global Crossing Ltd.(a) ........................         88,690       4,434,500
  GTE Corp. ......................................        122,800       8,665,075
  Lucent Technologies, Inc. ......................        383,755      28,709,671
  MCI Worldcom, Inc. .............................        350,421      18,594,214
  Motorola, Inc. .................................         77,100      11,352,975
  Nextel Communications, Inc. (Class "A"
    Stock)(a)(b) .................................         42,300       4,362,188
  Nortel Networks Corp.(b) .......................        164,980      16,662,980
  QUALCOMM, Inc.(b) ..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        426,308      20,782,515
  Scientific-Atlanta, Inc. .......................          8,400         467,250
  Sprint Corp.(b) ................................        108,600       7,310,138
  Sprint Corp. (PCS Group) .......................         55,450       5,683,625
  Tellabs, Inc.(a) ...............................         49,100       3,151,606
  US West, Inc. ..................................         63,660       4,583,520
                                                                   --------------
                                                                      205,717,293
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............          4,000         118,000
  Russell Corp. ..................................          5,700          95,475
  Springs Industries, Inc. .......................          3,200         127,800
  VF Corp. .......................................         15,600         468,000
                                                                   --------------
                                                                          809,275
                                                                   --------------
TOBACCO -- 0.1%
  R.J. Reynolds Tobacco Holdings, Inc. ...........         94,066       1,657,913
  UST, Inc. ......................................         22,700         571,756
                                                                   --------------
                                                                        2,229,669
                                                                   --------------
TOYS -- 0.0%
  Hasbro, Inc. ...................................         25,500         486,094
  Mattel, Inc. ...................................         47,151         618,857
                                                                   --------------
                                                                        1,104,951
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a) .......................         36,400       1,490,125
  Ryder System, Inc. .............................          9,000         219,938
  Yellow Corp.(a) ................................         43,600         733,025
                                                                   --------------
                                                                        2,443,088
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS                                                         (NOTE 2)
(CONTINUED)                                         -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
  Ameren Corp.(b) ................................         17,700  $      579,675
  American Electric Power Co., Inc.(b) ...........         23,500         754,938
  Carolina Power & Light Co. .....................         20,000         608,750
  Central & South West Corp.(b) ..................         27,600         552,000
  CINergy Corp. ..................................         19,600         472,850
  CMS Energy Corp. ...............................         13,000         405,438
  Consolidated Edison, Inc.(b) ...................         28,100         969,450
  Constellation Energy Group .....................         18,400         533,600
  Dominion Resources, Inc.(b) ....................         24,300         953,775
  DTE Energy Co. .................................         19,200         602,400
  Duke Energy Corp. ..............................         46,200       2,315,775
  Edison International ...........................         45,700       1,196,769
  Entergy Corp. ..................................         29,800         767,350
  FirstEnergy Corp.(a) ...........................         31,300         710,119
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         23,200         993,250
  GPU, Inc. ......................................         16,400         490,975
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc.(a) ................         22,600         314,988
  Northern States Power Co. ......................         17,700         345,150
  Pacific Gas & Electric, Co. ....................         47,200         967,600
  PECO Energy Co. ................................         23,200         806,200
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,200         462,075
  Public Service Enterprise Group, Inc............         28,800       1,002,600
  Reliant Energy, Inc. ...........................         39,100         894,413
  Southern Co.(b) ................................         89,400       2,100,900
  Texas Utilities Co. ............................         35,800       1,273,138
  Unicom Corp. ...................................         27,400         917,900
                                                                   --------------
                                                                       22,835,579
                                                                   --------------
WASTE MANAGEMENT -- 0.0%
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,142       1,325,878
                                                                   --------------
                                                                        1,414,003
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,366,247,177)..........................................   1,826,564,329
                                                                   --------------

PREFERRED STOCKS -- 0.9%
COMMON STOCKS                                                         (NOTE 2)
(CONTINUED)                                         -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp., .................      1,225,900      30,798,669
                                                                   --------------
TELECOMMUNICATIONS -- 0.2%
  Telecomunicacoes Brasileiras S.A., ADR(b) ......         50,200       6,450,700
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,227,123).............................................      37,249,369
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,645,523,405)..........................................   4,027,176,265
                                                                   --------------

SHORT-TERM                                            MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
INVESTMENTS -- 18.9%                                ------------  ---------  --------------
COMMERCIAL PAPER -- 11.5%
  Baker Hughes, Inc.,
    4.75%, 01/03/00 ..............................       P1       $   1,000         999,736
  Barton Capital Corp,
    5.94%, 01/21/00(c) ...........................       P1          20,000      19,940,600
    6.20%, 01/20/00 ..............................       P1          10,000       9,967,278
    6.29%, 01/10/00 ..............................       P1             500         499,214
    6.00%, 01/14/00(c) ...........................       P1           5,430       5,420,045
SHORT-TERM
INVESTMENTS                                           MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
(CONTINUED)                                         ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P1       $     570  $      564,982
  Bell Atlantic Corp.,
    5.20%, 01/07/00 ..............................       P1           1,016       1,015,120
  BMW U.S. Capital,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Central & SouthWest Corp.,
    7.20%, 01/21/00(c) ...........................       P2          25,000      24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          12,554      12,504,914
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       NR           1,000         999,708
  Comdisco, Inc.,
    6.45%, 01/28/00(c) ...........................       P2          10,000       9,955,208
    6.55%, 01/28/00(c) ...........................       P2          15,000      14,931,771
  Cox Enterprises, Inc.,
    6.85%, 01/21/00(c) ...........................       P2          26,000      25,910,950
  Duke Energy Corp,
    5.00%, 01/03/00 ..............................       P1           1,000         999,722
  Falcon Asset Securitization Corp.,
    6.00%, 01/11/00(c) ...........................       P1          40,000      39,946,667
  Ford Motor Credit Corp,
    5.40%, 01/04/00 ..............................       P1           1,000         999,550
  GTE Funding, Inc.,
    6.03%, 01/10/00(c) ...........................       P1          25,000      24,970,688
  Heller Financial, Inc.,
    6.00%, 01/13/00(c) ...........................       P2          12,500      12,479,167
    6.05%, 01/14/00(c) ...........................       P2          10,000       9,981,514
  Kerr McGee Credit LLC,
    6.45%, 01/14/00(c) ...........................       P2          10,000       9,980,292
    6.50%, 01/13/00(c) ...........................       P2          33,000      32,940,417
  Keyspan Corp.,
    6.50%, 01/12/00(c) ...........................       P2          43,000      42,930,125
  Merrill Lynch & Co. Inc,
    6.12%, 01/18/00 ..............................       P1           1,000         997,110
  Morgan (J.P.) & Co., Inc.,
    5.96%, 03/13/00 ..............................       P1           1,005         993,020
  National Australia Fund,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Novartis Financial Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp,
    6.01%, 01/12/00(c) ...........................       P1          22,990      22,955,458
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  Svenska Handelsbank, Inc.,
    6.07%, 01/14/00(c) ...........................       P1          50,000      50,000,000
  Thunder Bay Funding,
    6.27%, 01/13/00 ..............................       P1           1,100       1,097,701
  Triple-A One Funding, Inc.,
    6.01%, 01/12/00(c) ...........................       NR          21,051      21,019,371
    6.27%, 01/14/00 ..............................       NR          33,373      33,297,438
    6.34%, 01/19/00 ..............................       NR             442         440,599
  UBS Finance (Delaware),
    4.50%, 01/04/00 ..............................       NR           1,000         999,625
  Windmill Funding Corp.,
    6.38%, 01/07/00(c) ...........................       NR          58,000      57,958,884
                                                                             --------------
                                                                                504,088,989
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1999

SHORT-TERM
INVESTMENTS                                           MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
(CONTINUED)                                         ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 3.6%
  Advanta Corp.,
    7.50%, 08/28/00 ..............................      Ba2       $  35,000  $   34,638,100
  Bear Stearns & Co.,
    6.50%, 07/05/00 ..............................       A2          20,000      19,976,000
  Camden Property Trust,
    7.23%, 10/30/00 ..............................      Baa2         22,000      21,918,600
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          45,000      44,631,000
  ICI Wilmington Inc.,
    9.50%, 11/15/00 ..............................      Baa1          8,000       8,154,640
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,253       5,150,724
  Safeway Stores Inc.,
    5.75%, 11/15/00 ..............................      Baa2          6,000       5,946,960
                                                                             --------------
                                                                                157,830,724
                                                                             --------------

REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................     87,560      87,560,000
                                                               --------------

TIME DEPOSITS -- 1.7%
  Abbey National Treasury Services,
    9.50%, 01/04/00(c) ...........................       P1          50,000      50,000,000
  Banque Nationale de Paris,
    2.00%, 01/03/00(c) ...........................       P1           3,345       3,345,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00(c) ...........................       P1          10,000      10,000,000
  Deutsche Bank,
    5.00%, 01/03/00(c) ...........................       P1          13,000      13,000,000
                                                                             --------------
                                                                                 76,345,000
                                                                             --------------

SHORT-TERM
INVESTMENTS                                         PRINCIPAL
                                                     AMOUNT        VALUE
                                                      (000)        (000)
(CONTINUED)                                         ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.196%, 03/16/00(d) ..........................  $   1,800  $    1,780,515
                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $828,802,279)........................................     827,605,228
                                                               --------------
TOTAL INVESTMENTS -- 110.7%
  (cost $4,474,325,684: Note 6)..............................   4,854,781,493
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(E)................
                                                                     (125,094)
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.7%...............    (467,516,168)
                                                               --------------
TOTAL NET ASSETS -- 100%.....................................  $4,387,140,231
                                                               ==============

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Aronime (Spanish Corporation) or Societe Aronyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $481,860,900, cash collateral of $504,046,862 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for futures contracts.

(e)  Open futures contracts as of December 31, 1999 are as follows:

                                                                       VALUE AT
      NUMBER OF                            EXPIRATION   VALUE AT     DECEMBER 31,    APPRECIATION/
      CONTRACTS               TYPE            DATE     TRADE DATE        1999        DEPRECIATION
Long Position:
         88            U.S. T-Bond          Mar 00     $ 8,310,500    $ 8,002,500      $(308,000)
         93            U.S. Treasury 10yr   Mar 00       9,129,680      8,914,922       (214,758)
         20            S&P 500 Index        Mar 00       7,175,150      7,421,000        245,850
         193           U.S. Treasury 5yr    Mar 00      19,161,703     18,917,016       (244,687)
                                                                                       ---------
                                                                                       $(521,595)
                                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1999


LONG-TERM INVESTMENTS -- 89.3%
                                                                       VALUE
COMMON STOCKS -- 54.2%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.9%
  Boeing Co. .....................................        123,500  $    5,132,969
  GenCorp, Inc. ..................................        403,900       3,988,512
  General Dynamics Corp. .........................         22,200       1,171,050
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         99,912       5,763,673
  Litton Industries, Inc. (a).....................        306,000      15,261,750
  Lockheed Martin Corp. ..........................         48,900       1,069,687
  Northrop Grumman Corp. .........................          8,500         459,531
  Parker-Hannifin Corp. ..........................        189,500       9,723,719
  Raytheon Co. (Class "B" Stock) .................         44,100       1,171,406
  United Technologies Corp. ......................         61,600       4,004,000
                                                                   --------------
                                                                       48,037,797
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. ......................................        638,000      42,746,000
  Delta Air Lines, Inc. ..........................         17,800         886,662
  Southwest Airlines Co. .........................         61,800       1,000,387
  US Airways Group, Inc. (a)......................        472,500      15,149,531
                                                                   --------------
                                                                       59,782,580
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................         37,900       1,878,419
  Reebok International Ltd. ......................          9,100          74,506
  Titan International, Inc. ......................        415,700       2,702,050
                                                                   --------------
                                                                        4,654,975
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................          4,800         231,900
  Dana Corp. .....................................         21,350         639,166
  Ford Motor Co. .................................        314,400      16,800,750
  General Motors Corp. ...........................        425,700      30,943,069
  Genuine Parts Co. (b)...........................         21,500         533,469
  Johnson Controls, Inc. .........................         11,600         659,750
  MascoTech, Inc. ................................        388,000       4,922,750
  Midas, Inc. ....................................         90,866       1,987,694
  Navistar International Corp. (a)................          6,100         288,987
  PACCAR, Inc. ...................................         10,000         443,125
  TRW, Inc. ......................................         12,800         664,800
                                                                   --------------
                                                                       58,115,460
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         34,500         666,281
  Banc One Corp. .................................        149,764       4,801,808
  Bank of New York Co., Inc. .....................         97,400       3,896,000
  BankAmerica Corp. ..............................        219,241      11,003,158
  BB&T Corp. .....................................         39,500       1,081,312
  Chase Manhattan Corp. ..........................        104,400       8,110,575
  Comerica, Inc. .................................         19,000         887,062
  First Union Corp. ..............................        122,700       4,026,094
  Firstar Corp. ..................................        127,247       2,688,093
  Fleet Boston Financial Corp. ...................        117,551       4,092,244
  Golden West Financial Corp. ....................         19,200         643,200
  Hanvit Bank-GDR ................................        976,500       6,225,187
  Huntington Bancshares, Inc. ....................         29,392         701,734
  KeyCorp. .......................................         54,900       1,214,662
  Mellon Financial Corp. .........................         64,200       2,186,812
  Morgan (J.P.) & Co., Inc. ......................         22,900       2,899,712
  National City Corp. ............................         78,200       1,852,362
  Northern Trust Corp. ...........................         27,000       1,431,000
  PNC Bank Corp. .................................         38,600       1,717,700
  Providian Financial Corp. ......................         17,900       1,630,019
  Regions Financial Corp. ........................         28,100         706,012
  Republic New York Corp. ........................         13,500         972,000
  SouthTrust Corp. ...............................         19,000         718,437
  Summit Bancorp (b)..............................         21,100         646,187
  Suntrust Banks, Inc. ...........................         40,400       2,780,025
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Synovus Financial Corp. ........................         35,100  $      697,612
  U.S. Bancorp. ..................................         91,500       2,178,844
  Union Planters Corp. ...........................         18,000         709,875
  Wachovia Corp. .................................         25,200       1,713,600
  Wells Fargo & Co. ..............................        207,300       8,382,694
                                                                   --------------
                                                                       81,260,301
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc. ..................................         17,100         402,919
  Omnicom Group, Inc. (b).........................         22,700       2,270,000
                                                                   --------------
                                                                        2,672,919
                                                                   --------------
CHEMICALS -- 1.2%
  Air Products & Chemicals, Inc. .................         28,900         969,956
  Dow Chemical Co. ...............................         27,900       3,728,137
  Du Pont (E.I.) de Nemours & Co. ................        134,149       8,837,065
  Eastman Chemical Co. ...........................          9,800         467,337
  Engelhard Corp. ................................         15,600         294,450
  Ferro Corp. ....................................        553,650      12,180,300
  FMC Corp. (a)...................................          3,500         200,594
  Grace (W.R.) & Co ..............................          8,000         111,000
  Great Lakes Chemical Corp. .....................          6,500         248,219
  Hercules, Inc. .................................         11,900         331,712
  Lyondell Chemical Co. ..........................        329,000       4,194,750
  Millennium Chemicals, Inc. .....................        601,600      11,881,600
  Monsanto Co. ...................................         79,300       2,825,062
  OM Group, Inc. .................................        260,300       8,964,081
  Omnova Solutions, Inc. .........................        403,900       3,130,225
  Praxair, Inc. ..................................         19,800         996,187
  Rohm & Haas Co. ................................         27,158       1,104,991
  Sigma-Aldrich Corp. ............................         11,600         348,725
  Union Carbide Corp. ............................         15,600       1,041,300
                                                                   --------------
                                                                       61,855,691
                                                                   --------------
CIRCUITS
  Analog Devices, Inc. ...........................         19,000       1,767,000
                                                                   --------------
COMMERCIAL SERVICES
  Cendant Corp. (a)...............................         94,000       2,496,875
  Deluxe Corp. ...................................          9,000         246,937
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,855,937
                                                                   --------------
COMPUTER SERVICES -- 4.3%
  3Com Corp. (a)..................................         45,500       2,138,500
  Adaptec, Inc. (a)...............................          7,000         349,125
  Adobe Systems, Inc. ............................         13,200         887,700
  America Online, Inc. (a)(b).....................        275,600      20,790,575
  Autodesk, Inc. .................................          7,600         256,500
  Automatic Data Processing, Inc. ................         80,600       4,342,325
  BMC Software, Inc. (a)..........................         29,200       2,334,175
  Cabletron Systems, Inc. (a).....................         25,600         665,600
  Ceridian Corp. (a)..............................         18,600         401,062
  Cisco Systems, Inc. (a).........................        409,100      43,824,837
  Citrix Systems, Inc. ...........................          9,000       1,107,000
  Computer Associates International, Inc. ........         69,400       4,853,662
  Computer Sciences Corp. (a).....................         20,000       1,892,500
  Compuware Corp. (a).............................         48,000       1,788,000
  Comverse Technology, Inc. (a)...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         62,600       4,190,287
  EMC Corp. (a)(b)................................        127,168      13,893,104
  First Data Corp. ...............................         54,600       2,692,462
  Lexmark International Group, Inc. ..............         12,884       1,166,002
  Microsoft Corp. (a).............................        642,300      74,988,525
  Novell, Inc. (a)................................         43,500       1,737,281
  Oracle Corp. (a)(b).............................        180,550      20,232,884
  Parametric Technology Corp. (a).................         31,500  $      852,469

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc. (a)......................         23,400         229,612
  Unisys Corp. ...................................         31,400       1,002,837
  Yahoo!, Inc. (a)................................         31,000      13,413,312
                                                                   --------------
                                                                      221,728,261
                                                                   --------------
COMPUTERS -- 1.6%
  Apple Computer, Inc. (a)(b).....................         19,400       1,994,562
  Compaq Computer Corp. ..........................        217,461       5,885,038
  Dell Computer Corp. (a).........................        321,600      16,401,600
  Gateway, Inc. ..................................         40,400       2,911,325
  Hewlett-Packard Co. ............................        127,800      14,561,212
  International Business Machines Corp. ..........        227,000      24,516,000
  Networking Appliance, Inc. (a)..................         14,700       1,221,019
  Seagate Technology, Inc. (a)....................         28,900       1,345,656
  Sun Microsystems, Inc. (a)......................        194,900      15,092,569
                                                                   --------------
                                                                       83,928,981
                                                                   --------------
CONSTRUCTION -- 0.4%
  Centex Corp. ...................................          7,000         172,812
  Fluor Corp. ....................................          9,800         449,575
  Foster Wheeler Corp. ...........................          6,600          58,575
  Pulte Corp. ....................................          6,900         155,250
  Standard Pacific Corp. .........................        632,400       6,956,400
  Vulcan Materials Co. ...........................          9,000         359,437
  Webb (Del E.) Corp. ............................        576,500      14,376,469
                                                                   --------------
                                                                       22,528,518
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp. .....................................          2,700         106,312
  Bemis Co., Inc. ................................          6,600         230,175
  Crown Cork & Seal Co., Inc. ....................         15,600         349,050
  Owens-Illinois, Inc. (a)........................        255,700       6,408,481
  Pactiv Corp. ...................................         21,500         228,437
  Sealed Air Corp. ...............................         10,900         564,756
                                                                   --------------
                                                                        7,887,211
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B" Stock) ...........          6,200         160,037
  Avon Products, Inc. ............................         31,400       1,036,200
  Colgate-Palmolive Co. ..........................         75,100       4,881,500
  Gillette Co. ...................................        136,100       5,605,619
  International Flavors & Fragrances, Inc. .......         13,100         494,525
  Procter & Gamble Co. (b)........................        166,600      18,253,112
                                                                   --------------
                                                                       30,430,993
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        184,400      12,216,500
  Philip Morris Co., Inc. ........................        750,800      17,409,175
                                                                   --------------
                                                                       29,625,675
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         15,000       1,093,125
  Pitney Bowes, Inc. .............................         33,600       1,623,300
  Xerox Corp. ....................................         84,900       1,926,169
                                                                   --------------
                                                                        4,642,594
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.4%
  Fortune Brands, Inc. ...........................         21,700         717,456
  General Electric Capital Corp. .................        410,900      63,586,775
  Tomkins PLC, ADR (b)............................        617,300       9,066,594
                                                                   --------------
                                                                       73,370,825
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
DRUGS & MEDICAL SUPPLIES -- 2.7%
  Abbott Laboratories ............................        192,800  $    7,001,050
  Allergan, Inc. .................................         17,600         875,600
  ALZA Corp. (a)..................................          9,900         342,787
  American Home Products Corp. ...................        163,900       6,463,806
  Amgen, Inc. (a).................................        127,400       7,651,962
  Bard (C.R.), Inc. ..............................          5,900         312,700
  Bausch & Lomb, Inc. ............................          7,100         485,906
  Baxter International, Inc. .....................         36,700       2,305,219
  Becton, Dickinson & Co. ........................         31,500         842,625
  Biomet, Inc. ...................................         14,500         580,000
  Boston Scientific Corp. (a).....................         51,800       1,133,125
  Bristol-Myers Squibb Co. .......................        250,200      16,059,712
  Cardinal Health, Inc. (b).......................         34,450       1,649,294
  Guidant Corp. ..................................         37,700       1,771,900
  Johnson & Johnson ..............................        170,500      15,877,812
  Lilly (Eli) & Co. ..............................        138,100       9,183,650
  Mallinckrodt, Inc. .............................          7,500         238,594
  Medtronic, Inc. ................................        148,200       5,400,037
  Merck & Co., Inc. ..............................        294,300      19,736,494
  Pfizer, Inc. ...................................        489,200      15,868,425
  Pharmacia & Upjohn, Inc. .......................         65,800       2,961,000
  Schering-Plough Corp. ..........................        184,400       7,779,375
  St. Jude Medical, Inc. (a)......................          8,900         273,119
  Warner-Lambert Co. .............................        108,300       8,873,831
  Watson Pharmaceuticals, Inc. (a)................          9,000         322,312
                                                                   --------------
                                                                      133,990,335
                                                                   --------------
ELECTRONICS -- 1.7%
  Advanced Micro Devices, Inc. (a)................         17,000         491,937
  Applied Materials, Inc. (a).....................         47,800       6,055,662
  Belden, Inc. ...................................        275,600       5,787,600
  Emerson Electric Co. ...........................         55,000       3,155,625
  Grainger (W.W.), Inc. ..........................         11,200         535,500
  Intel Corp. (b).................................        415,000      34,159,687
  KLA-Tencor Corp. (a)............................         10,900       1,213,987
  LSI Logic Corp. (a).............................         18,600       1,255,500
  Micron Technology, Inc. ........................         31,900       2,480,225
  Molex, Inc. ....................................         14,000         793,625
  Motorola, Inc. .................................         78,100      11,500,225
  National Semiconductor Corp. (a)................         19,000         813,437
  Rockwell International Corp. ...................         24,300       1,163,362
  Solectron Corp. ................................         33,500       3,186,687
  Tektronix, Inc. ................................          6,200         241,025
  Teradyne, Inc., ................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         98,600       9,551,875
  Thomas & Betts Corp. ...........................          5,800         184,875
  Xilinx Inc. (a).................................         34,000       1,545,937
                                                                   --------------
                                                                       85,172,771
                                                                   --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd. .........................        340,400       4,063,525
                                                                   --------------
FINANCIAL SERVICES -- 4.4%
  American Express Co. ...........................         56,500       9,393,125
  Associates First Capital Corp. .................         92,290       2,532,207
  Bear Stearns Companies, Inc. ...................         14,358         613,804
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         24,900       1,199,869
  Citigroup, Inc. ................................        747,876      41,553,860
  Countrywide Credit Industries, Inc. ............         14,000         353,500
  Dun & Bradstreet Corp. .........................         20,100         592,950
  Federal Home Loan Mortgage Corp. ...............         87,400       4,113,262
  Federal National Mortgage Association ..........        131,300       8,198,044

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Fifth Third Bancorp ............................         34,300  $    2,516,762
  Franklin Resource, Inc. ........................         30,600         981,112
  Goldman Sachs Group, Inc. ......................         53,100       5,001,356
  Household International, Inc. ..................         62,492       2,327,827
  Lehman Brothers Holdings, Inc. .................        719,100      60,898,781
  MBNA Corp. .....................................        101,300       2,760,425
  Merrill Lynch & Co., Inc. ......................        285,000      23,797,500
  Morgan Stanley Dean Witter & Co. ...............        293,695      41,924,961
  Old Kent Financial Corp. .......................          7,000         247,625
  PaineWebber Group, Inc. ........................         14,000         543,375
  Paychex, Inc. ..................................         29,850       1,194,000
  Schwab (Charles) Corp. (a)......................        102,700       3,941,112
  SLM Holding Corp. ..............................         19,000         802,750
  State Street Corp. .............................         20,600       1,505,087
  T. Rowe Price & Associates .....................          8,000         295,500
  Washington Mutual, Inc. ........................         74,136       1,927,536
                                                                   --------------
                                                                      219,715,080
                                                                   --------------
FOOD & BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc. (b)..............         60,300       4,273,762
  Archer-Daniels-Midland Co. .....................         76,560         933,075
  Bestfoods ......................................         35,700       1,876,481
  Brown-Forman Corp. (Class "B" Stock) ...........          6,700         383,575
  Campbell Soup Co. ..............................         54,800       2,120,075
  Coca Cola Enterprises, Inc. (b).................         54,500       1,096,812
  Coca-Cola Co. ..................................        311,200      18,127,400
  ConAgra, Inc. ..................................         60,900       1,374,056
  Coors (Adolph) Co. (Class "B" Stock) ...........          2,900         152,250
  General Mills, Inc. ............................         37,800       1,351,350
  Heinz (H.J.) & Co. .............................         45,200       1,799,525
  Hershey Foods Corp. ............................         16,500         783,750
  Kellogg Co. ....................................         50,900       1,568,356
  Nabisco Group Holdings Corp. ...................      1,226,900      13,035,812
  PepsiCo, Inc. ..................................        184,400       6,500,100
  Quaker Oats Co. ................................         16,000       1,050,000
  Ralston-Ralston Purina Group (b)................         42,200       1,176,325
  Sara Lee Corp. .................................        115,000       2,537,187
  Seagram Co., Ltd. ..............................         52,600       2,363,712
  Sysco Corp. ....................................         40,900       1,618,106
  Whitman Corp. ..................................        545,200       7,326,125
  Wrigley (William) Jr. Co. ......................         15,200       1,260,650
                                                                   --------------
                                                                       72,708,484
                                                                   --------------
FOREST PRODUCTS -- 2.3%
  Boise Cascade Corp. ............................        665,800      26,964,900
  Champion International Corp. ...................        401,600      24,874,100
  Fort James Corp. ...............................         27,100         741,862
  Georgia-Pacific Corp. ..........................        327,000      16,595,250
  International Paper Co. ........................         52,682       2,973,240
  Louisiana-Pacific Corp. ........................        699,700       9,970,725
  Mead Corp. .....................................        403,000      17,505,312
  Potlatch Corp. .................................          3,700         165,112
  Temple-Inland, Inc. ............................          7,100         468,156
  Westvaco Corp. .................................         11,900         388,237
  Weyerhaeuser Co. ...............................         25,400       1,824,037
  Willamette Industries, Inc. ....................        299,200      13,894,100
                                                                   --------------
                                                                      116,365,031
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,500         664,125
  Consolidated Natural Gas Co. ...................         12,900         837,694
  El Paso Energy Co ..............................         19,500         756,844
  Peoples Energy Corp. ...........................          5,700         190,950
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Sempra Energy ..................................         30,253  $      525,646
  Williams Companies, Inc. .......................         54,800       1,674,825
                                                                   --------------
                                                                        4,650,084
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.4%
  Columbia/HCA Healthcare Corp. ..................        909,600      26,662,650
  Healthsouth Corp. (a)...........................         55,000         295,625
  Humana, Inc. (a)................................      1,011,100       8,278,381
  IMS Health, Inc. ...............................         40,900       1,111,969
  LifePoint Hospitals, Inc. (a)...................         42,447         501,405
  Manor Care, Inc. ...............................         13,300         212,800
  McKesson HBOC, Inc. ............................         34,381         775,721
  Service Corp. International ....................         35,100         243,506
  Shared Medical Systems Corp. ...................          3,200         163,000
  Smith (A.O.) Corp. .............................        433,350       9,479,531
  Tenet Healthcare Corp. (a)......................      1,015,800      23,871,300
  Triad Hospitals, Inc. (a).......................         42,447         642,011
  Wellpoint Health Networks, Inc. ................          6,000         395,625
                                                                   --------------
                                                                       72,633,524
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co. .....................................         28,400       1,430,650
  Kimberly-Clark Corp. ...........................         71,100       4,639,275
  Leggett & Platt, Inc. ..........................        481,800      10,328,587
                                                                   --------------
                                                                       16,398,512
                                                                   --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc. ...............          5,800         193,575
  Fleetwood Enterprises, Inc. ....................          4,100          84,563
  Hanson, PLC, ADR, (United Kingdom) .............      1,221,100      49,378,231
  Kaufman & Broad Home Corp. .....................          6,400         154,800
  Lowe's Companies, Inc. .........................         46,900       2,802,275
  Masco Corp. ....................................         48,000       1,218,000
  Maytag Corp. ...................................         10,700         513,600
  Newell Rubbermaid, Inc. (b).....................         36,155       1,048,495
  Owens Corning ..................................        410,500       7,927,781
  Stanley Works ..................................          9,900         298,238
  Tupperware Corp. ...............................          9,900         167,681
  Whirlpool Corp. ................................          9,900         644,119
                                                                   --------------
                                                                       64,431,358
                                                                   --------------
INSTRUMENT-CONTROLS
  PE Corp-PE Biosystems Group. ...................         13,000       1,564,063
  Perkin Elmer, Inc. .............................          4,300         179,256
                                                                   --------------
                                                                        1,743,319
                                                                   --------------
INSURANCE -- 2.4%
  Aetna, Inc. ....................................         18,900       1,054,856
  Allstate Corp. .................................         99,100       2,378,400
  American General Corp. .........................         30,900       2,344,538
  American International Group, Inc. .............        195,478      21,136,059
  Aon Corp. (b)...................................         33,450       1,338,000
  Berkley (W.R.) Corp. ...........................        175,850       3,670,869
  Chubb Corp. ....................................        237,900      13,396,744
  CIGNA Corp. ....................................         24,700       1,989,894
  Cincinnati Financial Corp. .....................         20,200         629,988
  Conseco, Inc. ..................................         41,587         743,368
  Financial Security Assurance Holdings Ltd. .....        140,100       7,302,713
  Hartford Financial Services Group, Inc. ........         28,900       1,369,138
  Jefferson-Pilot Corp. ..........................         13,400         914,550
  Lincoln National Corp. .........................         25,000       1,000,000
  Loews Corp. ....................................        178,300      10,820,581
  Marsh & McLennan Companies, Inc. ...............         33,600  $    3,215,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  MBIA, Inc. .....................................         12,100         639,031
  MGIC Investment Corp. (b).......................         13,300         800,494
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        711,900      19,755,225
  SAFECO Corp. ...................................        356,300       8,862,963
  St. Paul Companies, Inc. .......................         29,100         980,306
  Torchmark Corp. ................................        421,600      12,252,750
  Trenwick Group, Inc. ...........................        273,300       4,629,019
  United Healthcare Corp. ........................         22,400       1,190,000
  UnumProvident Corp. (b).........................         30,970         992,976
                                                                   --------------
                                                                      124,094,937
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................         11,200         249,200
  Carnival Corp. (Class "A" Stock) ...............         79,600       3,805,875
  Disney (Walt) Co. ..............................        261,100       7,637,175
  Harrah's Entertainment, Inc. (a)................         16,400         433,575
  Hilton Hotels Corp. ............................         30,800         296,450
  Marriott International, Inc. (Class "A"
    Stock) .......................................         31,000         978,438
  Mirage Resorts, Inc. (a)........................         22,500         344,531
                                                                   --------------
                                                                       13,745,244
                                                                   --------------
MACHINERY -- 0.5%
  Briggs & Stratton Corp. ........................          3,300         176,963
  Caterpillar, Inc. ..............................         45,100       2,122,519
  Commercial Intertech Corp. .....................        115,300       1,470,075
  Cooper Industries, Inc. ........................         12,900         521,644
  Deere & Co. ....................................         29,500       1,279,563
  Delphi Automotive Systems Corp. ................        347,454       5,472,401
  Dover Corp. ....................................         25,800       1,170,675
  Eaton Corp. ....................................          9,200         668,150
  Flowserve Corp. ................................        161,991       2,753,847
  Ingersoll-Rand Co. .............................         20,600       1,134,288
  Milacron, Inc. .................................          6,400          98,400
  Paxar Corp. ....................................        954,575       8,054,227
  Snap-On, Inc. ..................................          7,100         188,594
  Timken Co. .....................................         10,200         208,463
                                                                   --------------
                                                                       25,319,809
                                                                   --------------
MANUFACTURING -- 0.4%
  Hussmann International, Inc. ...................        491,500       7,403,219
  Illinois Tool Works, Inc. (b)...................         31,800       2,148,488
  Tyco International Ltd. ........................        211,766       8,232,403
                                                                   --------------
                                                                       17,784,110
                                                                   --------------
MEDIA -- 2.2%
  CBS Corp. (a)...................................        359,799      23,004,649
  Central Newspapers, Inc. (Class "A" Stock) .....        410,600      16,167,375
  Clear Channel Communications, Inc. (a)(b).......         41,200       3,677,100
  Comcast Corp. (Special Class "A" Stock) (b).....         96,800       4,864,200
  Donnelley (R.R.) & Sons Co. ....................         15,000         372,188
  Dow Jones & Co., Inc. ..........................         10,700         727,600
  Gannett Co., Inc. ..............................         35,500       2,895,469
  Houghton Mifflin Co. ...........................        240,700      10,154,531
  Interpublic Group of Companies, Inc. ...........         34,600       1,995,988
  Knight-Ridder, Inc. (b).........................        248,600      14,791,700
  Lee Enterprises, Inc. ..........................        208,900       6,671,744
  McGraw-Hill, Inc. ..............................         24,700       1,522,138
  Mediaone Group, Inc. (b)........................         77,900  $    5,983,694
  Meredith Corp. .................................          4,600         191,763
  New York Times Co. (Class "A" Stock) (b)........         22,200       1,090,575
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Time Warner, Inc. ..............................        159,300      11,539,294
  Times Mirror Co. (Class "A" Stock) .............          8,600         576,200
  Tribune Co. ....................................         29,600       1,629,850
  Viacom, Inc. (Class "B" Stock) (a)..............         88,700       5,360,806
                                                                   --------------
                                                                      113,216,864
                                                                   --------------
METALS-FERROUS -- 0.7%
  AK Steel Holding Corp. .........................        606,100      11,440,138
  Allegheny Technologies, Inc. ...................         12,650         283,834
  Bethlehem Steel Corp. (a).......................        924,400       7,741,850
  Material Sciences Corp. (a).....................        397,900       4,053,606
  National Steel Corp. (Class "B" Stock) (a)......        147,300       1,095,544
  Nucor Corp. ....................................         11,500         630,344
  USX-U.S. Steel Group, Inc. .....................        348,500      11,500,500
  Worthington Industries, Inc. ...................          9,700         160,656
                                                                   --------------
                                                                       36,906,472
                                                                   --------------
METALS-NON FERROUS -- 2.0%
  Alcan Aluminum Ltd. (b).........................         28,800       1,186,200
  Alcoa, Inc. ....................................      1,200,500      99,641,500
  Inco Ltd. ......................................         27,000         634,500
  Reynolds Metals Co. ............................          8,900         681,963
                                                                   --------------
                                                                      102,144,163
                                                                   --------------
MINERAL RESOURCES
  Burlington Resources, Inc. (b)..................         21,800         720,763
  Homestake Mining Co. ...........................         34,300         267,969
  Phelps Dodge Corp. .............................          8,653         580,833
                                                                   --------------
                                                                        1,569,565
                                                                   --------------
MISCELLANEOUS-BASIC INDUSTRY -- 0.9%
  AES Corp. ......................................         25,000       1,868,750
  Crane Co. ......................................          7,300         145,088
  Danaher Corp. ..................................         16,000         772,000
  Donaldson Co., Inc. ............................        448,600      10,794,438
  Ecolab, Inc. ...................................         17,300         676,863
  IDEX Corp. (b)..................................        246,700       7,493,513
  ITT Industries, Inc. ...........................         11,100         371,156
  Mark IV Industries, Inc. .......................        355,500       6,287,906
  Millipore Corp. ................................          7,000         270,375
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         17,200         370,875
  PPG Industries, Inc. ...........................         20,400       1,276,275
  Textron, Inc. ..................................         20,200       1,549,088
  Thermo Electron Corp. (a).......................         17,500         262,500
  Trinity Industries, Inc. .......................        214,100       6,088,469
  Wolverine Tube, Inc. (a)........................        155,300       2,193,613
  York International Corp. .......................        238,800       6,552,075
                                                                   --------------
                                                                       47,045,215
                                                                   --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE -- 0.3%
  American Greetings Corp.
    (Class "A" Stock) ............................         11,800         278,775
  Black & Decker Corp. ...........................         10,800         564,300
  Corning, Inc. ..................................         30,500       3,932,594
  Jostens, Inc. ..................................          6,300         153,169
  Minnesota Mining & Manufacturing Co. ...........         51,600       5,050,350
MISCELLANEOUS-CONSUMER GROWTH/STABLE (CONT'D.)
  Polaroid Corp. .................................          5,700  $      107,231
  Unilever NV ....................................         70,942       3,861,905
                                                                   --------------
                                                                       13,948,324
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .............................         10,500         595,875
  Anadarko Petroleum Corp. .......................         15,300         522,113
  Ashland, Inc. ..................................          8,700         286,556
  Atlantic Richfield Co. .........................         42,200       3,650,300
  Basin Exploration, Inc. (a).....................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock) ........        363,800       5,843,538
  Chevron Corp. ..................................         83,600       7,241,850
  Coastal Corp. ..................................         27,900         988,706
  Eastern Enterprises ............................          3,300         189,544
  Exxon Mobil Corp. ..............................        434,258      34,984,910
  Kerr-McGee Corp. ...............................         10,609         657,758
  Murphy Oil Corp. ...............................        114,000       6,540,750
  NICOR, Inc. ....................................          5,000         162,500
  Noble Affiliates, Inc. .........................        208,900       4,478,294
  Ocean Energy, Inc. .............................        245,500       1,902,625
  Phillips Petroleum Co. .........................         31,600       1,485,200
  Pioneer Natural Resources Co. ..................      1,755,631      15,690,952
  Royal Dutch Petroleum Co. ......................        270,100      16,324,169
  Sunoco, Inc. ...................................         10,800         253,800
  Texaco, Inc. ...................................         67,200       3,649,800
  Total SA (Class "B" Stock), (France)............        327,959      22,711,161
  Transocean Sedco ...............................         14,036         472,838
  Union Pacific Resources Group, Inc. ............         32,200         410,550
  Unocal Corp. ...................................         30,800       1,033,725
  USX-Marathon Group .............................         38,700         955,406
  Western Gas Resources, Inc. ....................        423,100       5,579,631
                                                                   --------------
                                                                      137,870,976
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................         69,624       1,731,897
  Eog Resources, Inc. ............................        198,700       3,489,669
  Occidental Petroleum Corp. .....................         44,400         960,150
                                                                   --------------
                                                                        6,181,716
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         10,900         402,619
  Baker Hughes, Inc. .............................         41,740         879,149
  Enron Corp. ....................................         91,200       4,047,000
  Halliburton Co. ................................         55,300       2,225,825
  Helmerich & Payne, Inc. ........................          8,200         178,863
  McDermott International, Inc. ..................      1,629,400      14,766,438
  ONEOK, Inc. ....................................          5,000         125,625
  Rowan Companies, Inc. (a).......................         10,100         219,044
  Schlumberger Ltd. (b)...........................         72,500       4,078,125
  Tosco Corp .....................................          9,000         244,688
                                                                   --------------
                                                                       27,167,376
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp. .............................         52,400         926,825
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         22,100         466,863
  Newmont Mining Corp. ...........................         25,400         622,300
  Placer Dome, Inc. ..............................         28,000         301,000
  Stillwater Mining Co. (a).......................        301,800       9,619,875
                                                                   --------------
                                                                       11,936,863
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,500       1,467,125
  CSX Corp. ......................................         29,300         919,288
RAILROADS (CONT'D.)
  Kansas City Southern Industries, Inc............         11,000  $      820,875
  Norfolk Southern Corp. .........................         48,900       1,002,450
  Union Pacific Corp. ............................         31,800       1,387,275
                                                                   --------------
                                                                        5,597,013
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 1.1%
  Crescent Real Estate Equities Co. ..............      1,377,600      25,313,400
  Equity Residential Properties Trust ............        150,900       6,441,544
  Vornado Realty Trust ...........................        745,100      24,215,750
                                                                   --------------
                                                                       55,970,694
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         19,000         344,375
  McDonald's Corp. ...............................        169,900       6,849,094
  Tricon Global Restaurants, Inc. (a).............         20,100         776,363
  Wendy's International, Inc. ....................         15,700         323,813
                                                                   --------------
                                                                        8,293,645
                                                                   --------------
RETAIL -- 3.6%
  Albertson's, Inc. ..............................         53,861       1,737,017
  AutoZone, Inc. (a)..............................         19,700         636,556
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc. (a)..........................         22,000       1,104,125
  Charming Shoppes, Inc. (a)......................      3,332,400      22,077,150
  Circuit City Stores, Inc. ......................         25,200       1,135,575
  Consolidated Stores Corp. ......................         13,100         212,875
  Costco Wholesale Corp. (b)......................         27,700       2,527,625
  CVS Corp. ......................................         49,900       1,992,881
  Dayton-Hudson Corp. ............................         56,600       4,156,563
  Dillard's, Inc. ................................        143,100       2,888,831
  Dollar General Corporation .....................         29,000         659,750
  Federated Department Stores, Inc. (a)...........         25,700       1,299,456
  Great Atlantic & Pacific Tea Co., Inc. .........          5,200         144,950
  Harcourt General, Inc. .........................          8,100         326,025
  Home Depot, Inc. ...............................        283,350      19,427,184
  Huttig Building Products, Inc. .................          1,622           8,009
  IKON Office Solutions, Inc. ....................         21,800         148,513
  J.C. Penney Co., Inc. ..........................         33,800         673,888
  Kmart Corp. (a).................................      2,422,300      24,374,394
  Kohl's Corp. (a)................................         20,800       1,501,500
  Kroger Co. (a)..................................        103,500       1,953,563
  Liz Claiborne, Inc. ............................         10,900         410,113
  Longs Drug Stores, Inc. ........................          4,300         110,994
  May Department Stores Co. ......................         43,350       1,398,038
  Nordstrom, Inc. ................................         17,400         455,663
  Office Depot, Inc. .............................         36,500         399,219
  Pep Boys - Manny, Moe & Jack ...................          6,327          57,734
  Rite Aid Corp. .................................         31,600         353,525
  Safeway, Inc. (a)...............................         64,100       2,279,556
  Sears, Roebuck & Co. ...........................         48,300       1,470,131
  Sherwin-Williams Co. ...........................         22,500         472,500
  Staples, Inc. (a)...............................         59,200       1,228,400
  Supervalu, Inc. ................................         15,300         306,000
  Tandy Corp. ....................................         23,800       1,170,663
  The Gap, Inc. ..................................        110,100       5,064,600
  The Limited, Inc. ..............................        720,240      31,195,395
  TJX Companies, Inc. ............................         42,000         858,375
  Toys "R" Us, Inc. (a)...........................        508,100       7,272,181
  Wal-Mart Stores, Inc. (b).......................        558,300      38,592,488
  Walgreen Co. ...................................        129,400       3,784,950
  Winn-Dixie Stores, Inc. ........................         19,500         466,781
                                                                   --------------
                                                                      186,611,736
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co. .......................          8,600  $      133,838
  Goodyear Tire & Rubber Co. .....................        181,800       5,124,488
                                                                   --------------
                                                                        5,258,326
                                                                   --------------
TELECOMMUNICATIONS -- 4.2%
  ADC Telecommunications, Inc. (a)................         15,000       1,088,438
  AFLAC Inc. .....................................         31,000       1,462,813

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Alcatel Alsthom, ADR, (France) (b)..............        513,000      23,085,000
  Alltel Corp. ...................................         37,200       3,075,975
  Andrew Corp. (a)................................         11,600         219,675
  AT&T Corp. .....................................        401,672      20,384,854
  Bell Atlantic Corp. ............................        195,200      12,017,000
  BellSouth Corp. ................................        238,000      11,141,375
  CenturyTel, Inc. ...............................         11,700         554,288
  General Instrument Corp. .......................         21,800       1,853,000
  Global Crossing Ltd. ...........................         89,460       4,473,000
  GTE Corp. ......................................        121,800       8,594,513
  Lucent Technologies, Inc. ......................        387,430      28,984,607
  MCI WorldCom, Inc. .............................        351,855      18,670,306
  Nextel Communications, Inc.
    (Class "A" Stock) (a)(b)......................         42,400       4,372,500
  Nortel Networks Corp. (b).......................        168,200      16,988,200
  Qualcomm, Inc. (b)..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        430,550      20,989,313
  Scientific-Atlanta, Inc. .......................          8,200         456,125
  Sprint Corp. ...................................        111,900       7,532,269
  Sprint Corp. (PCS Group) (b)....................         54,350       5,570,875
  Tellabs, Inc. (a)...............................         50,000       3,209,375
  US West, Inc. ..................................         65,641       4,726,152
                                                                   --------------
                                                                      213,479,153
                                                                   --------------
TEXTILES
  National Service Industries, Inc. ..............          4,900         144,550
  Russell Corp. ..................................          5,900          98,825
  Springs Industries, Inc. .......................          3,300         131,794
  VF Corp. .......................................         16,700         501,000
                                                                   --------------
                                                                          876,169
                                                                   --------------
TOBACCO -- 0.2%
  R.J. Reynolds Tobacco Holdings, Inc. ...........        395,333       6,967,744
  UST, Inc. ......................................         24,100         607,019
                                                                   --------------
                                                                        7,574,763
                                                                   --------------
TOYS
  Hasbro, Inc. ...................................         27,500         524,219
  Mattel, Inc. ...................................         44,300         581,438
                                                                   --------------
                                                                        1,105,657
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a)(b)....................         36,100       1,477,844
  Ryder System, Inc. .............................          9,400         229,713
  Yellow Corp. (a)................................        178,700       3,004,394
                                                                   --------------
                                                                        4,711,951
                                                                   --------------
UTILITY-ELECTRIC -- 0.5%
  Ameren Corp. (b)................................         18,400         602,600
  American Electric Power Co., Inc. (b)...........         24,000         771,000
  Carolina Power & Light Co. .....................         18,400         560,050
  Central & South West Corp. (b)..................         28,300         566,000
  Cinergy Corp. ..................................         20,700         499,388
  CMS Energy Corp. ...............................         11,000         343,063
  Consolidated Edison, Inc. ......................         28,900         997,050
  Constellation Energy Group .....................         18,800         545,200
  Dominion Resources, Inc. (b)....................         25,000         981,250
  DTE Energy Co. .................................         19,900         624,363
UTILITY-ELECTRIC (CONT'D.)
  Duke Energy Corp. ..............................         46,000  $    2,305,750
  Edison International ...........................         42,800       1,120,825
  Entergy Corp. ..................................         31,100         800,825
  FirstEnergy Corp. (a)...........................         29,000         657,938
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         22,100         946,156
  GPU, Inc. ......................................         16,900         505,944
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc. (a)................         24,300         338,681
  Northern States Power Co. ......................         19,900         388,050
  Pacific Gas & Electric, Co. ....................         48,600         996,300
  PECO Energy Co. ................................         24,700         858,325
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,900         478,088
  Public Service Enterprise Group, Inc. ..........         27,100         943,419
  Reliant Energy, Inc. ...........................         37,400         855,525
  Southern Co. (b)................................         87,000       2,044,500
  Texas Utilities Co. ............................         37,100       1,319,369
  Unicom Corp. ...................................         28,500         954,750
                                                                   --------------
                                                                       22,847,910
                                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,635       1,334,352
                                                                   --------------
                                                                        1,422,477
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,303,776,139)..........................................   2,779,698,869
                                                                   --------------
PREFERRED STOCKS -- 1.0%
FINANCIAL SERVICES -- 0.5%
  BCH Eurocapital Limited ........................      1,000,000      25,250,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.5%
  Telecomunicacoes Brasileiras S.A., ADR (b)......        201,800      25,931,300
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $45,526,299).............................................      51,181,300
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
  Mexico Debenture
    (cost $0) ....................................         31,074               3
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT
BONDS -- 34.1%                                      (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3       $     400         397,248
  Rockwell International Corp.,
    5.20%, 01/15/98 ..............................       A1           2,000       1,277,240
                                                                             --------------
                                                                                  1,674,488
                                                                             --------------
AIRLINES -- 2.0%
  Continental Airlines, Inc.,
    8.00%, 12/15/05 ..............................      Ba2           9,970       9,119,160
    7.461%, 04/01/15 .............................      Aa3           8,423       8,111,002
  Delta Airlines, Inc.,
    7.90%, 12/15/09 ..............................      Baa3         38,800      37,779,948
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320
AIRLINES (CONT'D.)
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3      $  19,500  $   21,355,035
    11.21%, 05/01/14 .............................      Baa3         17,500      21,229,425
                                                                             --------------
                                                                                101,443,890
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03 ..............................      Aaa           4,000       3,979,680

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          11,000      11,023,980
  Standard Credit Card Master Trust, 5.95%,
    10/07/04 .....................................      Aaa           4,500       4,338,270
                                                                             --------------
                                                                                 19,341,930
                                                                             --------------
AUTOMOTIVE PARTS
  United Rentals, Inc.
    8.80%, 08/15/08 ..............................       B1           1,785       1,664,513
                                                                             --------------
AUTO - CARS & TRUCKS -- 1.4%
  Ford Motor Co.,
    6.38%, 02/01/29 (b)...........................       A1          17,500      14,692,300
    7.45%, 07/16/31 (b)...........................       A1           3,500       3,367,140
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          11,740      11,387,800
  Navistar International Corp.,
    7.00%, 02/01/03 ..............................      Ba1          11,500      11,011,250
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         32,800      32,410,500
                                                                             --------------
                                                                                 72,868,990
                                                                             --------------
BANKS & SAVINGS LOANS -- 1.3%
  Bank of Nova Scotia, (Canada),
    6.50%, 07/15/07 ..............................       A1           5,400       5,312,250
  Bayerische Landesbank Girozentrale, (Germany),
    5.88%, 12/01/08 ..............................      Aaa           9,700       8,698,572
  Central Hispano Leasing,
    6.71%, 04/28/05 ..............................       A3           5,000       4,999,500
  Hypovereinsbank
    8.74%, 06/30/31 (b)...........................      Aa3           2,100       2,097,270
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          20,000      18,934,400
  Keycorp Capital, Inc.,
    7.75%, 07/15/29 (b)...........................       A1           4,400       4,092,000
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1           8,700       8,671,290
    6.60%, 12/10/07 ..............................       A1           5,000       4,688,150
  Sanwa Finance Aruba
    8.35%, 07/15/09 ..............................       A3           7,120       7,174,112
  Sovereign Bancorp,
    10.50%, 11/15/06 .............................      Ba3           4,675       4,768,500
    10.25%, 05/15/04 .............................      Ba3           2,670       2,691,093
                                                                             --------------
                                                                                 72,127,137
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.1%
  British Sky Broadcasting, Inc., 6.88%,
    02/23/09 .....................................      Baa2         12,500      10,981,250
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          3,050       3,001,993
  Cox Communications, Inc.
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.88%, 08/15/09 (b)...........................      Baa2          3,700       3,750,690
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2       $   5,500  $    5,186,280
    7.88%, 12/15/07 ..............................      Ba2           3,025       2,969,582
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05 .............................      Ba3           2,000       2,140,000
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           8,500       8,417,890
    9.88%, 06/15/22 ..............................      Baa3         12,878      15,716,826
                                                                             --------------
                                                                                 56,147,471
                                                                             --------------
CHEMICALS -- 0.2%
  Lyondell Chemical,
    9.63%, 05/01/07 ..............................      Ba3           3,625       3,706,563
  Monsanto Corp.
    6.85%, 12/01/28 ..............................       A2             500         440,785
  Rohm & Haas Co,
    6.95%, 07/15/04 ..............................       A3           4,400       4,343,988
                                                                             --------------
                                                                                  8,491,336
                                                                             --------------
COMPUTERS -- 0.2%
  International Business Machine Corp.,
    5.63%, 04/12/04 ..............................       A1           3,500       3,306,730
  Unisys Corp.,
    12.00%, 04/15/03 .............................      Ba1           6,615       7,044,975
                                                                             --------------
                                                                                 10,351,705
                                                                             --------------
CONSULTING
  Comdisco, Inc.,
    6.375%, 11/30/01 .............................      Baa1          2,700       2,647,701
                                                                             --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          26,250      24,270,488
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.8%
  Corning, Inc.,
    6.85%, 03/01/29 ..............................       A3           5,000       4,356,550
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          5,200       5,124,756
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         20,000      19,564,000
  Tyco International Group, Ltd.,
    6.125%, 06/15/01 .............................      Baa1          5,000       4,915,400
    6.875%, 01/15/29 .............................      Baa1          3,400       2,889,558
    7.00%, 06/15/28 ..............................      Baa1          2,100       1,817,256
                                                                             --------------
                                                                                 38,667,520
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2          8,000       7,820,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03 .............................      BA1           3,805       3,690,850
                                                                             --------------
                                                                                 11,510,850
                                                                             --------------
FINANCIAL SERVICES -- 6.9%
  AT&T Cap Corp.,
    6.60%, 05/15/05 ..............................       A1          16,000      15,386,880
  Barclays Bank PLC, (United Kingdom)
    7.40%, 12/15/09 ..............................      Aa3             600         589,620
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,035       1,016,287
  Calair Capital Corp.,
    8.125%, 04/01/08 .............................      Ba2           6,000       5,280,000
FINANCIAL SERVICES (CONT'D.)
  Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   7,500  $    7,323,600
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           6,800       6,426,000
  Citibank Credit Card Master Trust, 6.10%,
    05/15/08 .....................................      Ba2          44,000      41,424,240

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Conseco, Inc.,
    8.70%, 11/15/26 ..............................      Ba2           7,000       6,248,060
    8.796%, 04/01/27 .............................      Ba2           3,000       2,723,070
  Donaldson Lufkin & Jenrette,
    5.74%, 05/01/01 ..............................       A3          10,000       9,871,600
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          20,800      19,830,720
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01 ..............................      Baa3         21,000      20,785,800
    6.95%, 03/01/04 ..............................      Baa2          7,500       7,281,750
  Ford Motor Credit Corp.
    6.70%, 07/16/04 (b)...........................       A1          10,000       9,787,500
    7.375%, 10/28/09 .............................       A1           2,500       2,475,000
  General Motors Acceptance Corp., 5.95%,
    03/14/03 .....................................       A2          21,500      20,702,350
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           4,200       4,150,272
  Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3           4,900       4,652,697
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................       00           1,400       1,435,700
  International Lease Finance Corp., 6.00%,
    05/15/02 .....................................       A1          43,100      42,121,630
  Lehman Brothers Holdings, Inc.,
    6.625%, 04/01/04 .............................      Baa1         21,910      21,209,756
    6.625%, 02/05/06 .............................      Baa1          7,710       7,284,100
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          29,800      27,013,163
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Morgan Stanley Dean Witter & Co., 7.125%,
    01/15/03 (b)..................................       A1          14,540      14,528,513
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         20,000      19,895,000
  RBF Finance Co.,
    11.375%, 03/15/09 ............................      Ba3           2,365       2,542,375
  Salomon Smith Barney, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,160       2,166,847
    6.75%, 08/15/03 ..............................      Baa1          5,000       4,918,350
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           6,302       6,265,300
  Washington Mutual, Inc.
    7.50%, 08/15/06 ..............................       A3           7,000       6,924,750
                                                                             --------------
                                                                                354,626,920
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,900       7,571,497
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,500       3,152,800
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09 (b)..........................       A2           1,650       1,618,650
                                                                             --------------
                                                                                 12,342,947
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         11,000      10,886,040
FOREST PRODUCTS (CONT'D.)
  Georgia-Pacific Corp.,
    7.75%, 11/15/29 (b)...........................      Baa2      $   1,200  $    1,143,528
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................      Baa2         29,500      22,125,000
                                                                             --------------
                                                                                 34,154,568
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
HOSPITAL MANAGEMENT -- 0.1%
  Columbia/HCA Healthcare Corp., 6.91%,
    06/15/05 .....................................      Baa2          4,990       4,565,850
                                                                             --------------
INDUSTRIAL -- 0.2%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2           4,700       4,230,000
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           3,650       3,476,880
                                                                             --------------
                                                                                  9,702,080
                                                                             --------------
INSURANCE -- 0.1%
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           1,500       1,519,200
  Royal & Sun Alliance Insurance Group PLC,
    8.95%, 10/15/29 ..............................       A1           3,500       3,575,600
                                                                             --------------
                                                                                  5,094,800
                                                                             --------------
LEISURE & TOURISM -- 0.3%
  Harrahs Operating Co., Inc.
    7.875%, 12/15/05 .............................      Ba2             600         585,000
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         14,000      13,023,220
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            475         467,524
  Park Place Entertainment,
    7.875%, 12/15/05 .............................      Ba2           5,030       4,803,650
                                                                             --------------
                                                                                 18,879,394
                                                                             --------------
MEDIA -- 0.5%
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          2,400       2,390,640
    8.50%, 07/15/29 ..............................      Baa3          4,200       4,347,000
  Paramount Communications, Inc., 7.50%,
    01/15/02 .....................................      Ba2           9,100       9,119,747
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          3,180       3,054,072
  World Color Press, Inc.
    7.75%, 02/15/09 ..............................       B1           4,960       4,736,800
    8.375%, 11/15/08 .............................       B1           1,500       1,466,250
                                                                             --------------
                                                                                 25,114,509
                                                                             --------------
OIL & GAS -- 0.6%
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          22,500      21,570,300
  Amerada Hess Corp,
    7.375%, 10/01/09 .............................      Baa1            900         878,319
    7.875%, 10/01/29 .............................      Baa1          2,500       2,438,250
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
  Eott Energy Partnership
    11.00%, 10/01/09 .............................      Ba2           3,935       4,092,400
                                                                             --------------
                                                                                 32,764,629
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         20,000      19,792,000
OIL & GAS SERVICES (CONT'D.)
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Ba1       $   5,300  $    4,971,824
  Seagull Energy Co.,
    7.875%, 08/01/03 .............................      Ba1           3,750       3,665,625
                                                                             --------------
                                                                                 28,429,449
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley, Petroleum Co., 8.875%,
    04/15/05 .....................................      Ba2           3,100       3,083,849
  Union Pacific Resources,
    7.95%, 04/15/29 (b)...........................      Baa3          3,700       3,591,627
                                                                             --------------
                                                                                  6,675,476
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          7,200       7,181,712
    6.95%, 05/01/02 ..............................      Baa1          2,500       2,489,200
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3            550         538,236
                                                                             --------------
                                                                                 10,209,148
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          4,350       4,301,715
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          5,000       4,888,000
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          18,187      17,153,978
    6.63%, 04/13/15 ..............................       A3           9,200       8,621,688
    7.10%, 06/23/04 ..............................       A3           2,375       2,320,684
  Felcor Suites, L.P.,
    7.375%, 10/01/04 .............................      Ba1          25,000      23,000,000
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          17,400      17,452,026
  HMH Properties, Inc.
    7.875%, 08/01/05 .............................      Ba2           6,560       6,051,600
  HRPT Properties Trust
    7.426%, 07/09/07 .............................      Baa2          2,000       1,988,400
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05 ..............................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                107,782,791
                                                                             --------------
RETAIL -- 1.2%
  Federated Department Stores, Inc., 8.50%,
    06/15/03 .....................................      Ba1          34,890      35,856,104
  Kroger Co.
    6.34%, 06/01/01 ..............................      Baa3         10,450      10,332,438
    7.70%, 06/01/29 ..............................      Baa3          1,500       1,417,500
    7.25%, 06/01/09 ..............................      Baa3          6,000       5,760,000
  Saks Inc.,
    8.25%, 11/15/08 ..............................      Baa3          3,000       2,918,700
                                                                             --------------
                                                                                 56,284,742
                                                                             --------------
TELECOMMUNICATIONS -- 3.7%
  360 Communication Co.,
    7.125%, 03/01/03 .............................      Ba2          23,776      23,644,756
    7.60%, 04/01/09 ..............................      Ba1          12,885      12,891,958
  Airtouch Communications, Inc., 7.00%,
    10/01/03 .....................................      Baa2         16,800      16,784,040
  AT&T Canada, Inc., (Canada),
    7.65%, 09/15/06 ..............................      Baa3          2,400       2,388,024
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           5,300       5,002,352
  Global Crossing Holdings, Ltd., 9.125%,
    11/15/06 .....................................      Ba2           9,035       8,933,356
TELECOMMUNICATIONS (CONT'D.)
  Lucent Technologies, Inc.,
    6.45%, 03/15/29 ..............................       A2       $  17,500  $   15,233,575
  Qwest Communications International Inc.,
    7.50%, 11/01/08 ..............................      Ba1          31,200      30,498,000
  Rogers Cantel, Inc.,
    9.375%, 06/01/08 .............................      Ba3           4,830       5,023,200
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Sprint Corp.,
    6.875%, 11/15/28 (b)..........................      Baa1         13,000      11,553,230
  Telecom De Puerto Rico,
    6.15%, 05/15/02 ..............................      Baa2         10,500      10,181,325
    6.65%, 05/15/06 ..............................      Baa2         10,700      10,152,053
    6.80%, 05/15/09 ..............................      Baa2          9,000       8,207,370
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         10,000       9,958,000
  Williams Communications Group, Inc.
    10.70%, 10/01/07 .............................       B2           4,100       4,305,000
    10.875%, 10/01/09 ............................       B2           1,400       1,464,750
  Worldcom, Inc.,
    6.95%, 08/15/28 (b)...........................      Baa2         17,700      16,070,892
                                                                             --------------
                                                                                192,291,881
                                                                             --------------
UTILITIES -- 1.5%
  AES Corp.
    9.50%, 06/01/09 ..............................      Ba1          10,000      10,200,000
  Calenergy Co. Inc.,
    6.96%, 09/15/03 ..............................      Ba1          15,000      14,661,000
  Calpine Corp.,
    10.50%, 05/15/06 .............................      Ba1           8,330       8,746,500
  CMS Energy Corp.,
    8.00%, 07/01/11 ..............................      Ba3           7,200       7,132,320
  Cogentrix Energy, Inc.,
    8.10%, 03/15/04 ..............................      Ba1           5,775       5,542,499
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           5,000       4,979,850
  El Paso Energy,
    6.625%, 07/15/01 .............................      Baa2          6,000       5,952,420
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           2,075       2,029,578
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           4,590       4,532,625
  Sonat, Inc.
    7.625%, 07/15/11 .............................      Baa1          7,800       7,651,410
  Utilicorp United, Inc.,
    7.00%, 07/15/04 ..............................      Baa3          5,000       4,828,700
                                                                             --------------
                                                                                 76,256,902
                                                                             --------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         15,695      14,937,716
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.0%
  Federal National Mortgage Association, Zero
    Coupon,
    10/09/19(b)...................................                   11,800       2,907,638
  United States Treasury Note,
    5.875%, 11/15/04(b)...........................                    4,980       4,882,741
    6.00%, 08/15/09(b)............................                    2,555       2,475,156
    6.75%, 08/15/26(b)............................                   70,200      70,529,238
    6.375%, 08/15/27(b)...........................                   61,400      58,972,858
  United States Treasury Bond,
    7.50%, 11/15/24(b)............................                   38,800      42,358,736
    8.125%, 08/15/21(b)...........................                   45,000      51,609,150
    5.25%, 02/15/29(b)............................                   18,320      15,148,258
    6.125%, 08/15/29(b)...........................                    5,000       4,766,400
                                                                             --------------
                                                                                253,650,175
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.6%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3       $     840  $      800,688
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           2,300       2,650,152

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Quebec Province, (Canada),
    7.50%, 09/15/29 (b)...........................       A2           3,700       3,639,320
    7.50%, 07/15/23 (b)...........................       A1           7,500       7,312,875
  Republic of Argentina
    Zero Coupon, 10/15/01 ........................      BBB           7,625       6,385,938
  Republic of Columbia,
    9.75%, 04/23/09 (b)...........................      Baa3          4,500       4,173,750
  Republic of Mexico,
    6.836%, 12/31/19 .............................      Ba2           9,750       9,152,810
    6.932%, 12/31/19 .............................      Ba2           3,550       3,332,563
    6.942%, 12/31/19 .............................      Ba2           6,900       6,477,375
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          10,600       8,321,000
  Republic of Philippines,
    8.875%, 04/15/08 .............................      Ba1           5,400       5,265,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3         11,300       7,458,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          15,500      16,430,000
                                                                             --------------
                                                                                 81,399,471
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,820,813,183)....................................................   1,746,371,467
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,170,115,621)....................................................   4,577,251,639
                                                                             --------------

SHORT-TERM INVESTMENTS -- 20.6%
CERTIFICATE OF DEPOSIT -- 1.0%
  Bank of Montreal
    5.96%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
CERTIFICATE OF DEPOSIT-YANKEE -- 1.0%
  Svenska Handels Bank
    6.07%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
COMMERCIAL PAPER -- 11.2%
  Baker Hughes,
    4.75%, 01/03/00 ..............................       P1           1,000         999,736
  Barton Capital Corp,
    6.00%, 01/11/00 (c)(d)........................       P1          12,391      12,374,479
    6.06%, 02/02/00 ..............................       P1           7,138       7,099,550
    6.10%, 02/03/00 ..............................       P1           3,700       3,679,311
    6.20%, 01/20/00 ..............................       P1          30,000      29,901,833
    6.56%, 02/11/00 (c)(d)........................       P1           4,000       3,971,573
    6.75%, 02/01/00 (c)(d)........................       P1           6,275       6,240,880
  Baus Funding LLC,
    6.20%, 01/25/00 ..............................       P1          10,000       9,958,668
    6.20%, 01/31/00 ..............................       P1          15,000      14,922,500
  Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P3           1,000         991,196
  BCI Funding Corp,
    6.33%, 01/11/00 ..............................       P1           1,500       1,497,363
  Bell Atlantic Financial Services,
    5.20%, 01/07/00 ..............................       P3           1,012       1,011,123
COMMERCIAL PAPER (CONT'D.)
  Central & Southwest Corp.,
    7.20%, 01/21/00 (c)(d)........................       P1       $  25,000  $   24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          37,446      37,299,586
  Coastal Corp.,
    6.50%, 01/14/00 (c)(d)........................       P1          35,000      34,930,485
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D.)                    (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       P1           1,000         999,709
  Comdisco, Inc.,
    6.45%, 01/31/00 (c)(d)........................       P1          25,000      24,874,580
  Cox Enterprises, Inc.,
    6.57%, 01/19/00 (c)(d)........................       P1          10,495      10,464,355
    6.85%, 01/21/00 (c)(d)........................       P1          26,000      25,910,950
  Cregem North America,
    5.97%, 03/01/00 ..............................       P1             949         939,557
  CXC, Inc.,
    6.00%, 01/21/00 ..............................       P1           1,700       1,694,333
  Deutche Bank Financial, Inc.,
    6.10%, 02/02/00 ..............................       P1             800         795,662
  Duke Energy Corp.,
    5.00%, 01/03/00 ..............................       P1             950         949,736
  Enterprise Funding Corp.,
    6.38%, 01/14/00 ..............................       P1           2,032       2,027,318
  Falcon Asset Securitization,
    6.24%, 01/21/00 ..............................       P1           6,850       6,826,253
  Ford Motor Credit Co.,
    6.00%, 01/21/00 ..............................       P1           1,153       1,149,157
  General Electric Capital Corp.,
    6.33%, 01/26/00 ..............................       P1             650         647,143
  General Motors Acceptance Corp.,
    5.99%, 02/17/00 ..............................       P1           1,000         992,180
  Heller Financial, Inc.,
    6.00%, 01/13/00 (c)(d)........................       P1          12,500      12,479,167
    6.05%, 01/14/00 (c)(d)........................       P1          40,000      39,926,056
  Kerr Mcgee Credit,
    6.50%, 01/13/00 (c)(d)........................       P1          40,000      39,927,778
    6.45%, 01/14/00 (c)(d)........................       P1           9,300       9,281,671
  Keyspan Corp.,
    6.50%, 01/12/00 (c)(d)........................       P1          49,000      48,920,375
  Merrill Lynch & Co. Inc.,
    6.12%, 01/18/00 ..............................       P1           1,388       1,383,989
  Novartis Finance Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp.,
    6.30%, 01/19/00 ..............................       P1           2,269       2,261,853
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  PHH Corp.,
    6.95%, 01/27/00 (c)(d)........................       P1          25,000      24,884,167
  Sonoco Products,
    6.05%, 02/03/00 ..............................       P1             700         696,118
  Thunder Bay Funding, Inc.,
    6.06%, 02/04/00 ..............................       P1          13,680      13,601,705
    6.20%, 01/19/00 ..............................       P1          14,827      14,781,036
  Triple-A One Plus Funding,
    6.20%, 01/20/00 ..............................       P1           6,019       5,999,304
    6.27%, 01/14/00 ..............................       P1          46,000      45,895,849
COMMERCIAL PAPER (CONT'D.)
  Variable Funding Corp.,
    6.25%, 01/20/00 (c)(d)........................       P1       $  20,000  $   19,940,972
  Windmill Funding Corp.,
    6.38%, 01/07/00 (c)(d)........................       P1          17,000      16,987,949
                                                                             --------------
                                                                                574,510,154
                                                                             --------------
EURO-TIME DEPOSIT -- 0.2%
  Chase Manhattan Bank
    5.50%, 01/03/00 (c)(d)........................       P1          10,000      10,000,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D.)                    (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 2.4%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia),
    8.625%, 06/02/00 .............................       P1           5,500       5,445,000
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
    6.32%, 11/27/00 ..............................      Baa1         19,000      18,870,800
  Dayton Hudson Corp.,
    5.95%, 06/15/00 ..............................       A3           9,000       8,987,310
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          25,000      24,795,000
  GTE Corp.,
    9.375%, 12/01/00 .............................      Baa1         11,000      11,264,770
  ICI Wilmington, Inc.,
    9.50%, 11/15/00 ..............................      Baa1          6,500       6,625,646
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,183       5,082,088
  Niagara Mohawk Power,
    7.00%, 10/01/00 ..............................      Ba3          18,902      18,892,994
  Ryder System, Inc.,
    7.51%, 03/24/00 ..............................      Baa1          3,000       3,006,510
    8.34%, 01/26/00 ..............................      Baa1          5,000       5,006,846
                                                                             --------------
                                                                                125,391,664
                                                                             --------------
TIME DEPOSIT -- 1.3%
  Abbey National Treasury
    9.50%, 01/04/00 (c)(d)........................       NR          50,000      50,000,000
  Banque National
    2.00%, 01/03/00 (c)(d)........................       NR           2,071       2,071,000
  Deutche Bank
    5.00%, 01/03/00 (c)(d)........................       NR          13,000      13,000,000
                                                                             --------------
                                                                                 65,071,000
                                                                             --------------

                                                                  PRINCIPAL
SHORT-TERM                                                         AMOUNT        VALUE
INVESTMENTS (CONT'D.)                                               (000)      (NOTE 2)
                                                                  ---------  --------------
REPURCHASE AGREEMENT -- 3.2%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                $ 164,437  $  164,437,000
                                                                             --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bill
    5.19%, 03/16/00 ..............................                      600         593,506
    5.196%, 03/16/00 .............................                   14,000      13,848,450
                                                                             --------------
                                                                                 14,441,956
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,049,509,711)....................................................   1,053,851,774
                                                                             --------------
TOTAL INVESTMENTS -- 109.9%
  (cost $5,219,625,332; Note 6)............................................   5,631,103,413
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(E)..............................
                                                                                   (598,738)
                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.9%)............................
                                                                               (505,240,380)
                                                                             --------------
TOTAL NET ASSETS -- 100%...................................................  $5,125,264,295
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-Income producing security.

(b) Portion of securities on loan with an aggregate market value of $503,764,431; cash collateral of $526,881,461 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for future contracts.

(e)  Open Future Contracts as of December 31, 1999 are as follows:

                                                                          VALUE AT
      NUMBER OF                                EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
      CONTRACTS                 TYPE              DATE     TRADE DATE       1999        DEPRECIATION
Long Position:
                       U.S. 5 yr Treasury
         763           Note                     Mar 00      $1,812,125   $  844,781      $  (967,344)
        1,115          U.S. Treasury Bond       Mar 00       6,695,155    3,073,281       (3,621,874)
         232           S&P 500 Index            Mar 00       1,437,163    4,509,603        3,072,440
                                                                                         -----------
                                                                                         $(1,516,778)
                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                      NOTES TO THE FINANCIAL STATEMENTS OF
       CONSERVATIVE BALANCED PORTFOLIO AND FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund and the Portfolios in preparation of its financial statements.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

                                       C1

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31,

                                       C2

1999, PSI has been compensated approximately $485,400 and $468,000 for the Conservative Balanced Portfolio and the Flexible Managed Protfolio, respectively.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

For Portfolios with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. The Conservative Balanced Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Flexible Managed Portfolio will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

               Portfolio                 Investment Advisory Fee
               ---------                 -----------------------
Conservative Balanced Portfolio........           0.55%
Flexible Managed Portfolio.............           0.60

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates

                                       C3

PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to reimburse each Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

PIC, PIMS and PIFM are wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999 through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                         Transfer Agent's  Transfer Agent
                                               Fees         Fees Payable
                                         ----------------  --------------
Conservative Balanced Portfolio........      $ 7,700           $  700
Flexible Managed Portfolio.............        8,000              800
                                             -------           ------
                                             $15,700           $1,500

For the year ended December 31, 1999, PSI earned $12,857 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                                         Commission
                                         ----------
Conservative Balanced Portfolio........   $ 2,600
Flexible Managed Portfolio.............    10,257
                                          -------
                                          $12,857

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Conservative Balanced Portfolio........  $ 87,560,000      11.76%
Flexible Managed Portfolio.............   164,437,000      22.08
All other portfolios (currently not
  available to PRUvider)...............   492,615,000      66.16
                                         ------------     ------
                                         $744,612,000     100.00%

                                       C4

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

Salomon Smith Barney Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                                         CONSERVATIVE   FLEXIBLE
                                           BALANCED     MANAGED
                                         ------------  ----------
Government Securities..................  2$,149,354,256 $1,633,799,829
Non-Government Securities..............  2$,569,102,770 $1,933,267,104

Proceeds from Sales:

                                         CONSERVATIVE   FLEXIBLE
                                           BALANCED     MANAGED
                                         ------------  ----------
Government Securities..................  2$,058,784,264 $1,439,490,453
Non-Government Securities..............  3$,179,565,912 $2,423,290,053

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 1999 were as follows:

                                         CONSERVATIVE   FLEXIBLE
                                           BALANCED     MANAGED
                                         ------------  ----------
Gross Unrealized Appreciation..........  6$18,254,006  $830,907,342
Gross Unrealized Depreciation..........  240,643,859   422,071,306
Total Net Unrealized...................  377,610,147   408,836,036
Tax Basis..............................  4,477,171,346 5,222,267,377

The Conservative Balanced Portfolio and the Flexible Managed Portfolio have elected to treat $8,302,364 and $16,235,978, respectively, of net currency losses incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year.

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. Currently there are only Class I shares outstanding in the Conservative Balanced and Flexible Managed Portfolios.

                                       C5

FINANCIAL HIGHLIGHTS

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24       1.78
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.99       1.71       2.02       1.90       2.41
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess of net realized
  gains................................     (0.03)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(B)............      6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate................       109%       167%       295%       295%       201%

                                                      FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79       3.15
                                         --------   --------   --------   --------   --------
    Total from investment operations...      1.27       1.72       3.11       2.36       3.17
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62       0.61%      0.62%      0.64%      0.63%
  Net investment income................      3.20       3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate................        76%       138%       227%       233%       173%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Balanced Portfolio and Flexible Managed Portfolio (two of the seventeen portfolios that constitute The Prudential Series Fund, Inc.: the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio for the period ended December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 23, 2000

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999 as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                    ORDINARY DIVIDENDS
                                    ------------------
                                             SHORT-TERM       LONG-TERM       TOTAL
                                  INCOME    CAPITAL GAINS   CAPITAL GAINS   DIVIDENDS
                                 --------   -------------   -------------   ---------
Conservative Balanced Portfolio   $0.623       $0.043          $0.043        $0.709
Flexible Managed Portfolio         0.001        0.100           0.093         0.194

                                       E1

================================================================================

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                   [GRAPHIC]
                                1-800-778-2255
                         8 a.m.- Midnight Eastern Time

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. To request additional copies you may contact the reallocation area at the toll-free number above. Proxy material and tax information will continue to be sent to each account of record.

================================================================================

                        The Prudential Series Fund, Inc.
                               Board of Directors

JOHN R. STRANGFELD                        W. SCOTT McDONALD, JR., Ph.D.
Chairman,                                 Vice President,
The Prudential Series Fund, Inc.          Kaludis Consulting Group

SAUL K. FENSTER, Ph.D.                    JOSEPH  WEBER, Ph.D.
President,                                Vice President,
New Jersey Institute of Technology        Interclass (international corporate
                                          learning)
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Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.




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P.O. Box 7478                                                      Bulk Rate
Philadelphia, PA 19101-7478                                      U.S. Postage
                                                                    PAID
Address Service Requested                                         Prudential
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                                  [RECYCLING LOGO]
PRUvider AR 12/31/1999          Printed in the U.S.A.                VAL-DR-105
                      on recycled paper using soybean ink.